SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)

                           INFORMATION REQUIRED IN
                               PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               NEWCOR, INC.
               (Name of Registrant as Specified In Its Charter)

                       ____________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
        _______________________________________________________________________
    (2) Aggregate number of securities to which transaction applies:
        _______________________________________________________________________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ] Check box if any part of the fee is offset as provided by Exchange Act
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    4) Date Filed: ____________________________________________________________

                                  NEWCOR, INC.
                          1825 S. Woodward, Suite 240
                        Bloomfield Hills, Michigan 48302

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 March 6, 1996

To the Shareholders of
   NEWCOR, INC.

      Notice is hereby given that the Annual Meeting of Shareholders of Newcor, Inc. will be held at the Troy Marriott, 200 W. Big Beaver Road, Troy, Michigan, on Wednesday, March 6, 1996, at nine thirty o'clock in the morning, for the following purposes:

      1. To elect three Directors to serve until the 1999 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

      2. To consider and act upon a proposal to approve the 1996 Employee Incentive Stock Plan.

      3. To consider and act upon a proposal to approve the 1996 Non-Employee Directors Stock Option Plan.

      4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

      The close of business on January 18, 1996, has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

      You are cordially invited to attend the meeting in person. If you do not expect to be present, please mark, sign and date the enclosed proxy and mail it in the return envelope, which requires no postage if mailed in the United States. It will assist us in preparing for the meeting if shareholders will return their signed proxies promptly regardless of whether they expect to attend in person and whether they own few or many shares. The proxy may be withdrawn at any time prior to being voted.

                                            By Order of the Board of Directors

                                            /s/ Thomas D. Parker, Secretary
                                            Thomas D. Parker, Secretary

Bloomfield Hills, Michigan
February 5, 1996

                                  NEWCOR, INC.
                          1825 S. Woodward, Suite 240
                        Bloomfield Hills, Michigan 48302


                                PROXY STATEMENT

                         Annual Meeting of Shareholders
                          to be held on March 6, 1996

      This Proxy Statement is furnished to the holders of the Common Stock, par value $1.00, of Newcor, Inc. (the "Company"), a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held March 6, 1996, at nine thirty o'clock in the morning, local time, at the Troy Marriott Hotel, 200 W. Big Beaver Road, Troy, Michigan, and any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of proxy will be first sent or given to shareholders on February 5, 1996.

      The cost of soliciting proxies by mail, telephone, telegraph, or in person will be paid by the Company. The Company will reimburse banks or brokers holding stock in the names of nominees for the reasonable out-of-pocket expense of sending soliciting material to the beneficial owners of such stock and obtaining their proxies.

      The shares represented by the enclosed proxy will be voted at the Annual Meeting if the proxy is duly executed and timely returned. The proxy is subject to revocation at any time before it is exercised. If a proxy is signed but no specification is made on the form of proxy, the shares represented by such proxy will be voted FOR the election as Directors of the nominees listed thereon, FOR the proposal to approve the 1996 Employee Incentive Stock Plan, and FOR the proposal to approve the 1996 Non-Employee Directors Stock Option Plan.

      As of the close of business on January 18, 1996, (the record date fixed for the Annual Meeting), the Company had outstanding 4,862,913 shares of Common Stock, $1.00 par value (the "Common Stock"), each of which shares, excluding 183,316 treasury shares, is entitled to one vote on each matter presented to the meeting. The only persons entitled to notice of and to vote at the Annual Meeting are those persons who were record holders of such shares at the record date for the meeting.

Principal Holders of Voting Securities

      So far as is known to the Company, the only persons which owned beneficially on January 18, 1996, more than 5% of the outstanding shares of Common Stock (excluding treasury shares) were:

Dimensional Fund Advisors Inc.      -- 268,069 shares or 5.73% (1)
1299 Ocean Avenue
Santa Monica, California 90401

David L. Babson & Co., Inc.         -- 554,700 shares or 11.86% (2)
One Memorial Drive
Cambridge, MA 02142-1300

----------------
(1) Based on a Schedule 13G dated January 31, 1995 filed with the Securities and Exchange Commission (the "Commission"), Dimensional Fund Advisors Inc. ("Dimensional") is a registered investment advisor and is deemed to have beneficial ownership of 268,069 shares of Common Stock, as of December 31, 1994, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(2) Based on a Schedule 13G dated December 31, 1994, filed with the Commission by David L. Babson & Co., Inc. ("Babson"), Babson is a registered investment advisor having sole voting power over 382,450 of the reported shares, shared voting power over 172,250 of the reported shares, and sole dispositive power over all of the reported shares.

Independent Public Accountants

      Coopers & Lybrand, L.L.P., the auditors for fiscal 1995, have been reappointed for fiscal 1996. They will have a representative at the Annual Meeting to respond to appropriate questions by shareholders and to make a statement if they desire to do so.


                             ELECTION OF DIRECTORS

      Pursuant to the provisions of the Certificate of Incorporation of the Company, members of the Company's Board of Directors (the "Board") are divided into three classes. One class of Directors is elected each year for a term of three years and until their successors have been elected and have qualified. Three Directors are to be elected at the Annual Meeting to the class of Directors with terms scheduled to expire in 1999. The Board's nominees for election to the 1999 class are incumbent Directors Frank L. Klapperich, Jr., William A. Lawson, who is Chairman of the Board, and W. John Weinhardt, the Company's President and Chief Executive Officer. Because the Board prefers that individuals holding the offices of Chairman and President not serve in the same Director class, if all nominees are elected as proposed, it is expected that at the organizational meeting of the Board following the Annual Meeting Mr. Weinhardt will resign from the 1999 class, after which the Board will reduce the number of 1999 class Directors to two, make a corresponding increase in the class of Directors with terms scheduled to expire in 1998, and appoint Mr. Weinhardt to the 1998 class.

      Pursuant to applicable Delaware corporation law, assuming the presence of a quorum, Directors will be elected at the Annual Meeting, from among those persons duly nominated for such positions, by a plurality of the votes actually cast by holders of Common Stock who are present in person, or represented by proxy, and entitled to vote at the meeting. Thus, for this year, those nominees who receive the highest, second-highest and third-highest numbers of votes for their election as Directors will be elected, regardless of the number of votes which for any reason, including abstention, broker non-vote, or withholding of authority to vote, are not cast for the election of such nominees.

      It is intended that votes for election as Directors will be cast pursuant to the proxies hereby solicited (except to the extent authority is withheld) for the nominees named above. If any nominee shall be unable to serve, the proxies will be voted for such other person as may be nominated by the current Board of Directors. At present, the Company has no reason to believe that any named nominee will be unable to serve if elected.

      The following table sets forth information relating to each nominee, each Director of the Company whose term continues beyond 1996, and each Executive Officer of the Company who is neither a Director nor a nominee, based in each case on data furnished by such person, and the holdings of Common Stock of all Directors and Executive Officers as a group. Except as indicated by footnote, each person exercises sole voting and investment power with respect to shares shown.

                                                                                    Shares of
            Name, Principal Occupation or                                         Common Stock
            Employment at Present and for                       Served as a           Owned        Percent
             Past Five Years and Certain                      Director of the    Beneficially at      of
         Directorships, or Identity of Group            Age    Company Since    January 18, 1996    Class
         -----------------------------------            ---    -------------    ----------------    -----
                                    Nominees Whose Terms Expire in 1999
Frank L. Klapperich, Jr.(1),(2),(4), President of
Charter Capital Corporation, a personal investment
firm; Director of Washington National Corporation, a
life and health insurance company and of T.C.
Manufacturing Co., Inc., a diversified pharmaceutical
manufacturer                                             61         1991              20,000          .43%

William A. Lawson(1),(4), Chairman of the Board of
Newcor, Inc. since March 1991 and, prior thereto,
Vice Chairman; Chairman and CEO of Atlantic Eagle,
Inc., a manufacturer of parts and equipment for the
packaging industry, since October 1995; Chairman of
W. A. Lawson Associates, investments and consulting;
Director of Energy Research Corp.                        62         1988             111,017(7)      2.37%

W. John Weinhardt(1), President and Chief Executive
Officer of Newcor, Inc. since March 1995; Vice
President and Group Executive of Danaher Corp., a
diversified manufacturer of automotive products,
process-environmental controls and hand tools,
November 1990-January 1995; President and CEO of
Hennessy Industries, Inc. (Danaher subsidiary),
November 1990-October 1991; President and CEO of
Fayette Tubular Products, Inc. (Danaher subsidiary),
November 1991-January 1995                               44         1995              31,800(7)       .68%
                                   Directors Whose Terms Expire in 1998
Jerry D. Campbell(3),(4), Chairman, President and CEO
of Republic Bancorp Inc                                  55         1987              44,033          .94%

Shirley E. Gofrank(2), President and Managing
Director of Gofrank & Mattina, P.C., a public
accounting firm                                          47         1995             263,828(5)(6)   5.64%
                                   Directors Whose Terms Expire in 1997
Jack R. Lousma(2),(3), Vice President Marketing of
Diamond General Development Corp., developer and
marketer of products for the dental industry;
President of Michigan Columbia Corp., an aerospace
engineering/consulting company; Vice President
Marketing and Sales of Aero Sport, Inc., developer
and marketer of analyzers for the medical industry,
1993-1994; President of Consortium for International
Earth Science Information Network (non-profit)
1989-93; Director of Aero Sport Inc. and of
Association of Space Explorers (non-profit)              59         1991               4,650          .10%

Richard A. Smith(1), from December 1990 until his
retirement in March 1995, President and Chief
Executive Officer of Newcor, Inc.; President and
Chief Operating Officer of Newcor, Inc., May 1986
through December 1990; Director of GMI Engineering
and Management Institute and of Coating Specialties,
Inc                                                      56         1987              66,542(5)(7)   1.42%

Kurt O. Tech(1),(2),(3), prior to his retirement in
1980, President of The Cross Company                     74         1981              10,947          .23%
                                      Non-Director Executive Officers
Robert C. Ballou, Group Vice President Precision
Machined Products of Newcor, Inc. since October 1995;
Director of Manufacturing of MascoTech, an automotive
supplier, 1992-1995; Director of Manufacturing
Services of Holley Automotive Division of Coltec
Inc., 1989-1992                                          42                            2,000          .04%

John D. Borseth, Group Vice President Special
Machines of Newcor, Inc. since November 1994; Senior
Vice President Corporate Sales & Marketing of Newcor,
Inc., 1993-1994; Vice President Sales and Marketing
of Giddings & Lewis, a machine tool company,
1989-1993                                                59                           11,500(7)       .25%

John Garber, Vice President Finance, Treasurer and
Chief Financial Officer of Newcor, Inc. since
September 1991; Vice President-CFO of Valley
Industries, a manufacturer of trailer hitches,
1990-1991                                                54                           10,187(7)       .22%

Thomas D. Parker, Vice President Human Resources and
Secretary of Newcor, Inc. since June 1994; Vice
President Human Resources of Newcor, Inc. since 1992;
Director Human Resources of Newcor, Inc. 1983-1992       48                            2,137(7)       .05%

Dennis H. Reckinger, Group Vice President Rubber and
Plastic Products Group of Newcor, Inc. since December
1995; President and General Manager of Midwest Rubber
Division of Newcor, Inc. since 1967                      60                            3,050(7)       .07%

All Directors and Executive Officers as a group (13
persons)                                                                             581,691(7)     12.28%

----------------
(1) Member of the Executive Committee (By virtue of his position as Chairman of the Board, Mr. Lawson also is entitled to attend all meetings of Board committees, but he has no right to vote on any matter coming before any committee other than the Executive Committee and the Finance Committee.)

(2) Member of the Audit Committee

(3) Member of the Compensation/Stock Option Committee

(4) Member of the Finance Committee

(5) Includes shares held by spouses, the beneficial ownership of which is disclaimed as follows: Shirley E. Gofrank, 346; Richard A. Smith, 377.

(6) Includes shares held in trust where beneficial ownership is disclaimed as follows: Shirley E. Gofrank, co-trustee, 223,854.

(7) Includes shares which may be acquired under stock options currently or within 60 days exercisable, as follows: John D. Borseth, 4,000; John Garber, 3,875; William A. Lawson, 10,870; Thomas D. Parker, 2,137; Dennis
    H. Reckinger, 1,312; Richard A. Smith, 8,768; W. John Weinhardt, 25,000; all Executive Officers as a group, 55,962.

      The Board of Directors held four meetings during the fiscal year ended October 31, 1995. The Executive Committee, which acts on behalf of the Board between board meetings, held seven meetings during fiscal 1995. The Audit Committee, the function of which is to assist the Board of Directors in fulfilling its fiduciary responsibility relating to corporate accounting and reporting practices, and to maintain a direct and separate line of communication between the Board of Directors and the Company's independent auditors, held three meetings during the fiscal year. The Compensation/Stock Option Committee, the functions of which include reviewing current compensation practices, making recommendations to the Board for compensation of Directors and Officers, making recommendations in relation to the Company's 401(k) Plan, and administering the Company's stock-based plans, met twice during the fiscal year. (For more information concerning this committee, see "Compensation Committee Report" below). The Finance Committee, the duties of which include recommending dividend action to the Board after consultation with the Company's management, as well as providing the Board of Directors with such advice and recommendations as it may from time to time request concerning borrowings, issuance of securities, investment of cash balances and other investments, consists of three Directors. (By virtue of his position as Chief Financial Officer, Mr. Garber also is entitled to attend all meetings of the Finance Committee, but he has no right to vote upon any matter coming before that committee.) The Finance Committee's duties also include recommending persons to the Board for nominations to the Board of Directors. The Finance Committee does not solicit nominations from shareholders. The Finance Committee met once during the 1995 fiscal year. During that year, all Directors attended all meetings of the Board of Directors and of committees on which they served.

Executive Compensation

      Summary Compensation Information. The table which follows provides information, for each of the Company's last three completed fiscal years in which they were Executive Officers, concerning the compensation of W. John Weinhardt, the Company's current Chief Executive Officer ("CEO"), Richard A. Smith, who served as CEO until his retirement last March, and each other person who served as an Executive Officer during the Company's fiscal year ended October 31, 1995, and whose total salary and bonus for such fiscal year exceeded $100,000.

                         SUMMARY COMPENSATION TABLE(1)

                                                                      Long-Term Compensation
                                                                   ---------------------------
                                 Annual Compensation                          Awards
                      ------------------------------------------   ---------------------------
                                                        Other                       Securities
                                                       Annual       Restricted      Underlying
     Name and                                          Compen-         Stock           Stock            All Other
Principal Position    Year   Salary($)   Bonus($)   sation($)(2)   Awards($)(3)     Options(#)     Compensation($)(4)
------------------    ----   ---------   --------   ------------   ------------     ----------     ------------------
W. John Weinhardt     1995    $166,667   $200,000      $20,171          -0-       100,000 shares       $ 27,211(5)
Pres. & CEO

Richard A. Smith      1995    $ 66,213      -0-          -0-            -0-             0 shares       $161,594(6)
Former Pres. & CEO    1994    $198,640      -0-          -0-            -0-             0 shares       $  3,750
                      1993    $191,000   $ 92,690        -0-          $72,000      16,500 shares       $ 90,207(7)

John D. Borseth       1995    $152,800      -0-          -0-            -0-             0 shares           -0-
Gr. VP Spec. Mach.

John Garber           1995    $120,700      -0-          -0-            -0-             0 shares           -0-
Treasurer, VP & CFO   1994    $120,700      -0-          -0-            -0-             0 shares           -0-
                      1993    $115,500   $ 74,360        -0-          $24,000       6,250 shares           -0-

----------------
(1) Where compensation is reported for less than three years, the named executive was not an Executive Officer during the years omitted.

(2) Amounts reported as Other Annual Compensation do not include any perquisites or other non-cash benefits provided to named executives, which in each case and for each fiscal year did not exceed 10% of the executive's aggregate salary and bonus for the year. The fiscal 1995 amount reported for Mr. Weinhardt represents a so-called "gross up" for taxes payable by him due to the Company's reimbursement of the life insurance premiums reported in this table under "All Other Compensation."

(3) Dollars reported in this column relate to awards of transfer-restricted but nonforfeitable shares of Common Stock received by the pertinent executives in fiscal 1994 under the Voluntary Program of the Company's 1993 Stock Incentive Plan in exchange for portions of the cash bonuses previously awarded to these executives for fiscal 1993 performance under the Company's cash incentive bonus plan. As required by Commission rules, dollars reported for each executive have been calculated by multiplying the NASDAQ-reported closing price for an unrestricted share of Common Stock on the grant date for the shares by the number of shares received. As contemplated by the 1993 Stock Incentive Plan, the transfer restrictions thereby imposed on these shares lapsed on the first anniversary of the grant date. Both before and since the lapse of such restrictions, the holders have possessed all of the normal rights of a holder of Common Stock with respect to these shares, including voting and dividend rights. As of the last business day of fiscal 1995, none of the named executives held any shares of Common Stock received under the 1993 Stock Incentive Plan that were then still subject to transfer restrictions or any transfer-restricted shares received under any other Company plan.

(4) Except as otherwise indicated in notes (5), (6), and (7), all totals reported in this column represent Directors' fees.

(5) Total includes $26,461 for reimbursement of premiums paid by Mr. Weinhardt on a $1,500,000 insurance policy on his life. Mr. Weinhardt is the owner of this policy, and the Company is not a beneficiary.

(6) Total includes $142,427.33 paid as severance benefits to Mr. Smith in connection with his March 1995 retirement as CEO of the Company.

(7) Total reported for Mr. Smith includes an $87,207 payment for fiscal 1993, which was provided to him in a pension buy-out.

      Certain Agreements with Executives. In connection with his engagement as President and CEO, W. John Weinhardt entered into an employment agreement with the Company for an initial term ending February 28, 1997. The agreement thereafter will extend for successive one year periods unless either party notifies the other during the initial term or such an extended term that the notifying party has elected to terminate the agreement at the end of that term. Under this agreement, Mr. Weinhardt is entitled to receive salary at an annual rate of $250,000 (subject to annual review by the Board), to cash bonuses under the Company's cash incentive bonus plan if and as earned (subject to a $100,000 floor for fiscal 1995 only), to participate in other employee benefit plans available to Company executives, to a $1,500,000 insurance policy on his life paid for by the Company, and to specified health insurance coverage for him and his family and certain other non-cash fringe benefits. A one-time cash bonus of $100,000 also was payable to Mr. Weinhardt under the agreement at the time he commenced his duties with the Company, and the agreement also contemplated the grant that was made to him in fiscal 1995 of an option covering 100,000 shares of Common Stock.

      The employment agreement with Mr. Weinhardt would terminate immediately upon his death or permanent disability and is terminable at any time by either party upon 30 days prior written notice to the other. If termination is due to Mr. Weinhardt's permanent disability or an election by the Company not to the extend the agreement for an additional term, or if termination is otherwise by the Company and not for Cause (as defined in the agreement), he will be entitled for one year following the termination date to continued payment by the Company of the premiums on his life insurance policy and of his salary at the rate then in effect (reduced by any amounts payable under the Company's long-term disability policy), to continuation of health insurance and certain other fringe benefits for up to one year after his termination date, to any bonus earned at the time of termination, and to outplacement services. If termination is by Mr. Weinhardt's death or at his election, or is by the Company for Cause, he (or his estate) will be entitled only to salary earned as of the termination date, and the Company's other obligations to him under the agreement also will cease as of that date.

      Regardless of the time or circumstances of his employment termination, Mr. Weinhardt for five years thereafter is prohibited by the employment agreement from making any attempt to induce or encourage any employee of the Company or an affiliate to leave for employment with a competitor. The agreement also imposes confidentiality obligations upon Mr. Weinhardt, which continue indefinitely, and provides that any intellectual property developed or invented by him during the term of his employment will be the sole and exclusive property of the Company.

      In connection with his engagement by the Company, Mr. Weinhardt and the Company also entered into another agreement, providing for certain payments to him in the event that, within eighteen months after a change in control (as defined in such agreement), he or the Company should terminate his employment. Depending on the reason for termination and upon whether it is the Company or Mr. Weinhardt that terminates, either no payments would be required under the agreement or the amount of the required payments would be either 1.25 or 2.5 times the sum of (a) Mr. Weinhardt's annual base salary in effect at the termination date or, if higher, immediately preceding the change in control and
(b) his average annual bonus for the three full Company fiscal years (or, if shorter, the entire period of his employment) immediately preceding the termination date or change in control. The agreement also provides for continuance of health, life and similar insurance coverage for specified time periods following employment termination after a change in control and, under some circumstances, for outplacement services. In addition, it provides that, upon the occurrence of a change in control, all outstanding but theretofore unexercisable options to acquire Company stock held by Mr. Weinhardt would become immediately exercisable in full, and that each Company stock option held by Mr. Weinhardt would continue to be exercisable for six months following any termination of his employment within eighteen months after a change in control or such lesser period as the option would have been exercisable if his employment had not terminated.

      Another Executive Officer named in the Summary Compensation Table, John
D. Borseth, has a severance arrangement with the Company. Under the current terms of this arrangement, which are subject to change at the Company's discretion, if the covered executive were terminated by the Company other than for cause (as therein defined), he would be entitled to receive his salary at the rate in effect at the date of his termination notice for a 12-month period thereafter and to continued health, life, and similar insurance coverage for the same period.

      In connection with his retirement as CEO, Richard A. Smith entered into an agreement with the Company providing for retirement and termination benefits, which supersedes his prior employment agreement with the Company. The retirement agreement contemplates a thirteen month "payment period" ending March 31, 1996, during which Mr. Smith (or, if he should die during this period, his wife or other beneficiary) is to receive from the Company cash payments aggregating to $215,193, less any taxes or other deductions required by law to be withheld. He also is entitled during the payment period to continuance of health, life, and other insurance coverage and certain other fringe benefits as they were in effect preceding his retirement, and he is entitled to reimbursement of up to $10,000 of the costs of maintaining an office and other transitional expenses incurred by him through the end of the payment period.

      In consideration of these benefits, Mr. Smith agreed to be available for consulting with the Company's new CEO, not to engage in any business competitive with the Company at any time during the payment period without the Company's express written consent, and until the end of five years after the payment period to refrain from any attempt to induce or encourage any employee of the Company or any affiliate (other than a member of Mr. Smith's family) to leave for employment with a competitor. The agreement also imposes confidentiality obligations upon Mr. Smith, which continue indefinitely, and provides that any intellectual property developed or invented by him during his employment with the Company or during the payment period is and will be the sole and exclusive property of the Company.

      Certain Information Concerning Stock Options. The table which follows provides information concerning grants of stock options made during the Company's last-ended fiscal year to each of the Executive Officers named in the Summary Compensation Table above.

                    Option/SAR Grants in Last Fiscal Year(1)

                                                                                       Potential
                                                                              Realizable Value at Assumed
                                      Individual Grants                     Appreciation for Option Term(3)
                    -----------------------------------------------------   -------------------------------
                     Securities    % of Total
                     Underlying   Options/SARs
                      Options/     Granted to    Exercise or
                        SARs      Employees in    Base Price   Expiration
       Name         Granted (#)    Fiscal Year      ($/Sh)       Date(2)        5% ($)          10% ($)
       ----         -----------    -----------      ------       -------        ------          -------
W. John Weinhardt     100,000          86%         $7.3125     02/13/2005      $459,879        $1,165,424

----------------
(1) The stock option reported in this table was granted under the 1993 Stock Incentive Plan in connection with Mr. Weinhardt's engagement as CEO. This plan does not authorize the grant of so-called "freestanding" stock appreciation rights, and no such rights were granted by the Company during fiscal 1995 under any other employee plan. Generally, all options granted under the 1993 Stock Incentive Plan, including the option reported in this table, first become exercisable with respect to one-quarter of the shares covered by the option on each of the first, second, third, and fourth anniversaries of the date of grant and are exercisable only for cash, payable at the time of exercise. However, as discussed under "Certain Agreements with Executives," under certain circumstances, exercisability of the option reported in this table may be accelerated.

(2) The expiration date reported in this table is the latest possible expiration date for the option reported. If Mr. Weinhardt's employment terminates earlier than the expiration date shown, the option may expire or be canceled at an earlier date.

(3) For each of columns 5% and 10%, "potential realizable value" represents potential gain (net of exercise price, but without any present value discount) based upon annual compound price appreciation at 5% or 10%, as applicable, through the full option term. The actual value, if any, which Mr. Weinhardt may realize with respect to the reported option will be dependent upon the future performance of the Company and its Common Stock and overall market conditions. There can be no assurance that any values actually realized in the future will approximate the amounts reflected in either of these columns.

      The following table provides information concerning stock options exercised by the Executive Officers named in the Summary Compensation Table during fiscal 1995 and their holdings of options at fiscal year-end. Please note that the unexercised options reflected in the table below include the option reported in the immediately preceding table.

            Aggregated Option/SAR Exercises in Last Fiscal Year and
                            FY-End Option/SAR Values

                                            Number of Unexercised        Value of Unexercised
                     Shares                 Options/SARs at Fiscal    in-the-Money Options/SARs
                    Acquired     Value           Year-End (#)         at Fiscal Year-End ($)(2)
                       on      Realized   -------------------------   -------------------------
       Name         Exercise    ($) (1)   Exercisable/Unexercisable   Exercisable/Unexercisable
       ----         --------    -------   -------------------------   -------------------------
W. John Weinhardt      -0-        -0-            -0- / 100,000               -0- / $68,750
Richard A. Smith       -0-        -0-          8,768 / -0-               $17,403 / -0-
John D. Borseth        -0-        -0-          2,000 / 6,000                 -0- / -0-
John Garber            750       $812          2,875 / 3,563             $ 1,562 / -0-

----------------
(1) For purposes of this column, "value" is determined for each exercised option by subtracting the exercise price from the NASDAQ-reported closing price for the Common Stock as of the exercise date.

(2) For purposes of this column, "value" is determined by subtracting the aggregate exercise price for the optioned shares from the product of that number of shares and the NASDAQ-reported closing price for the Common Stock as of the last business day of fiscal 1995.

      Newcor, Inc. Retirement Plan. This Plan provides vested participants a monthly retirement benefit equal to years of credited service times 1.1% of the participant's average monthly earnings (i.e., salary and bonus) for the highest consecutive 60-month period preceding retirement or other employment termination, subject to a limit imposed under the Internal Revenue Code upon the maximum annual compensation amount that may be taken into account for purposes of calculating benefits and to another Code limit upon the maximum annual pension amount that may be paid. Substantially all salaried employees of Newcor, Inc. are eligible to participate in the Retirement Plan. Participants are vested after five years of employment. The estimated credited years of service for the eligible executives named in the Summary Compensation Table are, respectively, as follows: Mr. Borseth, two years; Mr. Garber, four years; Mr. Weinhardt, zero years. Since January 1, 1994, the maximum annual compensation amount permitted by the Internal Revenue Code to be considered for calculating Retirement Plan benefits has been $150,000, subject to future adjustment in $10,000 increments as and when justified by increases in the cost-of-living. The Code limit on the maximum annual pension amount that may be paid to any participant currently is $120,000 per year, also subject to adjustment for future cost-of-living increases.

      The following table shows the estimated annual benefits (which are not subject to deduction for Social Security benefits or other amounts) payable under the Retirement Plan upon retirement at age 63 to persons in the compensation and years of service classifications indicated, with benefits computed on the basis of straight life annuities and without taking into account the Internal Revenue Code compensation limits discussed above. Please note that, under the Code as currently in effect, the benefits payable under the Retirement Plan for average annual compensation above $150,000 would be the same as those reflected in the $150,000 row of the table, rather than as presented therein, except to the extent that a higher benefit amount may be required in order to preserve the benefit accrued for a given participant at December 31, 1993, and except to the extent that higher benefits become permissible due to cost-of-living adjustments.

                             Retirement Plan Table

   Average                                      Years of Service
   Annual       ------------------------------------------------------------------------------------
Compensation       10          15          20           25           30           35           40
------------      ----        ----        ----         ----         ----         ----         ----
  $100,000      $11,000     $16,500     $ 22,000     $ 27,500     $ 33,000     $ 38,500     $ 44,000
  $125,000      $13,750     $20,625     $ 27,500     $ 34,375     $ 41,250     $ 48,125     $ 55,000
  $150,000      $16,500     $24,750     $ 33,000     $ 41,250     $ 49,500     $ 57,750     $ 66,000
  $175,000      $19,250     $28,875     $ 38,500     $ 48,125     $ 57,750     $ 67,375     $ 77,000
  $200,000      $22,000     $33,000     $ 44,000     $ 55,000     $ 66,000     $ 77,000     $ 88,000
  $225,000      $24,750     $37,125     $ 49,500     $ 61,875     $ 74,250     $ 86,625     $ 99,000
  $250,000      $27,500     $41,250     $ 55,000     $ 68,750     $ 82,500     $ 96,250     $110,000
  $300,000      $33,000     $49,500     $ 66,000     $ 82,500     $ 99,000     $115,500     $132,000
  $350,000      $38,500     $57,750     $ 77,000     $ 96,250     $115,500     $134,750     $154,000
  $400,000      $44,000     $66,000     $ 88,000     $110,000     $132,000     $154,000     $176,000
  $450,000      $49,500     $74,250     $ 99,000     $123,750     $148,500     $173,250     $198,000
  $500,000      $55,000     $82,500     $110,000     $137,500     $165,000     $192,500     $220,000

Compensation Committee Report

      The report which follows is provided to shareholders by the members of the Compensation/Stock Option Committee of the Board of Directors (hereinafter, the "Compensation Committee").

      General. The Compensation Committee has been a standing committee of the Board of Directors of Newcor, Inc. since 1978. Among its other duties, the Compensation Committee is charged with the responsibilities, subject to full Board of Directors' approval, of establishing, periodically reevaluating and (as appropriate) adjusting, and administering Company policies concerning the compensation of management personnel, including the CEO and all other Executive Officers. In discharging such duties, the Compensation Committee is responsible for annually determining and recommending to the full Board the annual salary for each Executive Officer and for establishing the criteria under which cash incentive bonuses may be paid to such executives for the year.

      The Compensation Committee also is responsible for administering the Company's option and similar plans for employees, including its 1993 Management Stock Incentive Plan, as amended (the "1993 Stock Incentive Plan"), and will be responsible for administering the 1996 Employee Incentive Stock Plan if it is approved by the shareholders as proposed.

      For a number of years, including fiscal 1995, a basic tenet of the Company's compensation policy as set by the Compensation Committee has been that a substantial portion of the annual compensation of Executive Officers, as well as other higher-level personnel, should be directly linked to operating performance for the year. This policy is implemented through a management incentive cash bonus plan (the "Cash Incentive Plan"). The Company's stock-related plans enable the Compensation Committee to further another basic tenet of the Company's compensation philosophy concerning Executive Officers and other management personnel: that a significant component of potential compensation for such key employees should be tied to the value of the Common Stock, in order to closely align the interests of such employees with those of the shareholders and provide an incentive for increasing stock value over the long term.

      Overall, during fiscal 1995 as in prior years, the Executive Officer compensation policies administered by the Compensation Committee have been aimed at providing Executive Officers with compensation opportunities competitive with those provided executives with comparable experience and responsibilities at other companies operating in the Company's business segments, while at the same time tying a substantial portion of such potential compensation to the achievement of performance goals determined by the Compensation Committee and to the increase in Common Stock values.

      Compensation of W. John Weinhardt. The salary, bonuses, and other fiscal 1995 compensation of Mr. Weinhardt reported in the Summary Compensation Table were negotiated with him by the Chairman of the Board, in consultation with and under the direction of the Compensation Committee and subject to full Board approval, in connection with the negotiation of his employment and change in control agreements with the Company summarized above. (See "Executive Compensation -- Certain Agreements with Executives.") In deliberating concerning those agreements, the Compensation Committee considered each component of Mr. Weinhardt's compensation in light of the total compensation package being made available to him, the other provisions of his employment agreement, the general compensation policies described in the preceding paragraph, and Committee members' assessments of the range and extent of benefits necessary to induce an executive of his caliber to join the Company. After considering these factors, the Compensation Committee recommended approval of both agreements by the Board and upon such approval granted Mr. Weinhardt under the 1993 Stock Incentive Plan the option on 100,000 shares of Common Stock contemplated by the employment agreement.

      Other Executive Salaries. Recommendations for adjustments to Executive Officers' salaries are annually formulated by the Compensation Committee based on the recommendations of management, adjustments in the cost-of-living index, changes in the scope of the services rendered by the Executive Officers, if any, and the judgment of the members of the Compensation Committee, all of whom have contacts in the industry. The Compensation Committee may also give some consideration during its salary deliberations to the extent of the Company's success in meeting earnings per share goals and the performance of the Common Stock during the preceding fiscal year, and such factors were of substantial significance to the Compensation Committee when formulating its recommendations for fiscal 1995.

      After reviewing these factors, the Compensation Committee recommended no salary increases for fiscal 1995 for Executive Officers, except for a 4.9% increase in Mr. Borseth's salary in light of his promotion to the level of an Executive Officer early in fiscal 1995.

      Cash Incentive Plan. Under the Cash Incentive Plan (as it applied to Executive Officers for fiscal 1995), the Compensation Committee established before the start of the year both a target and a minimum amount of net earnings per share (before bonuses) for the year. It also established or approved individualized performance criteria for the CEO (then, Mr. Smith) and each other employee then an Executive Officer, and it subsequently established or approved such criteria for Mr. Weinhardt when he joined the Company.

      The maximum cash bonus each of these executives could receive for fiscal 1995 depended on the relationship between the target and minimum earnings per share "performance points" the Committee had established and the amount of pre-bonus net earnings per share actually achieved. To a lesser extent, an executive's cash bonus also depended on the Compensation Committee's assessment of his performance during the year in light of the individualized criteria previously established for him. However, regardless of individual performance, unless at least the minimum earnings per share performance point was achieved, no bonuses could be paid to executives under this plan, other than the minimum bonus provided for Mr. Weinhardt in his employment agreement.

      For fiscal 1995, the Company's net earnings per share failed to meet the minimum performance point established by the Compensation Committee. As a result, no cash incentive bonuses were awarded to any Executive Officer other than Mr. Weinhardt, and he received the minimum contemplated.

      Options and Stock Awards. The 1993 Stock Incentive Plan establishes a "Voluntary Program" under which, if afforded the opportunity to do so by the Compensation Committee and subject to limits on available shares imposed by the plan or which may be imposed by the Committee, an eligible employee awarded a cash bonus under the Cash Incentive Plan may elect to forego or return to the Company some or all of such bonus and receive, in lieu thereof, transfer-restricted but nonforfeitable shares of Common Stock having a fair market value equal to the cash amount given up and a nonqualified stock option covering two additional shares for each restricted share received. The 1993 Stock Incentive Plan also contemplates a "Discretionary Program" under which the Compensation Committee has authority, in its sole discretion and at such times as it deems appropriate, to grant nonqualified stock options to key employees judged by the Committee to be likely to contribute materially to the Company's future success.

      The only option granted under the Discretionary Program of this plan during fiscal 1995 to any Executive Officer named in the Summary Compensation Table is the option granted in mid-year to Mr. Weinhardt in connection with his engagement as CEO. With respect to that option grant, the Committee considered the eligibility requirements of the plan and the factors discussed above under "Compensation of W. John Weinhardt." In connection with its consideration of Mr. Weinhardt's option grant, the Compensation Committee also considered whether discretionary options should be granted to any other Executive Officers under the 1993 Stock Incentive Plan. The factors taken into account during those deliberations were the eligibility requirements of the plan, the limited number of shares remaining available for awards under the plan, the extent of discretionary option grants previously made under Company plans to these executives, and the Committee's general preference for implementing the plan through its Voluntary Program. After considering these factors, the Compensation Committee determined to grant options covering an aggregate of 4,000 shares of Common Stock to Executive Officers other than those named in the Summary Compensation Table.

      Because award of a bonus under the Cash Incentive Plan is a prerequisite for participation in the Voluntary Program of the 1993 Stock Incentive Plan, the only Executive Officer currently eligible to be afforded an opportunity to participate in that program is Mr. Weinhardt. In light of the limited number of shares available under the plan, the Committee has determined to defer a decision on affording this opportunity to Mr. Weinhardt pending shareholder action on approval of the 1996 Employee Incentive Stock Plan, which contemplates a similar Voluntary Program.

      Certain Tax Developments. In mid-1993, a new Section 162(m) was added to the Internal Revenue Code. Subject to certain exceptions (including exceptions relating to stock options and for "performance-based" compensation if certain conditions are met), Section 162(m) prohibits the deduction of compensation in excess of $1 million paid in any year beginning with 1994 by a publicly-held corporation to any executive named in the company's Summary Compensation Table for the year. For fiscal 1995, the compensation paid to each of the Company's Executive Officers was well below $1 million, and the Committee expects the same will be true for the current fiscal year. Consequently, for the present the Committee has decided to defer consideration of compensation policies relating to Section 162(m). Further discussion of Section 162(m) as it relates to the plans being proposed for shareholder approval is provided below in conjunction with the discussions of those proposals.

                  Compensation/Stock Option Committee Members:
                             Kurt O. Tech, Chairman
                               Jerry D. Campbell
                                 Jack R. Lousma

Compensation Committee Interlocks and Insider Participation

      The current members of the Compensation Committee, Messrs. Tech, Campbell, and Lousma, also comprised that committee throughout fiscal 1995. None of these Directors is or ever has been an officer or employee of the Company or any affiliate. As previously noted, William A. Lawson also is entitled to attend all meetings of the Compensation Committee by virtue of his position as Chairman of the Board, but he is not and never has been a voting member of that committee. Mr. Lawson is an Executive Officer and until March 1, 1995 also was an employee of the Company.

Performance Graph

      The graph which follows charts the yearly percentage change in cumulative total shareholder return on an investment in the Company's Common Stock against each of the Standard & Poor's 500 Index and a weighted average of the Dow Jones Factory Equipment Industry Group Index and Dow Jones Automobile Parts Industry Group Index, in each case, assuming an investment of $100 on October 31, 1990, and cumulation and reinvestment of all dividends paid thereafter through October 31, 1995.

      [EDGAR NOTE: The performance graph required by Item 402(l) of Regulation S-K appears in this position of the paper document. A copy of the performance graph on paper is being submitted to the Branch Chief in the Division of Corporation Finance. A table containing the data used to create the performance graph's data points is provided below.]

                Comparison of Five Year Cumulative Total Return
       Newcor, Inc. Common Stock, S&P 500 Index, and Weighted Average of
Dow Jones Factory Equipment Industry Group Index and Dow Jones Automobile Parts
                             Industry Group Index*

                     1990      1991      1992      1993      1994      1995
                     ----      ----      ----      ----      ----      ----
Newcor, Inc.       $100.00   $116.74   $183.46   $295.58   $162.24   $187.18
S&P 500 Index      $100.00   $133.50   $146.80   $168.72   $175.25   $221.58
Weighted Average   $100.00   $139.88   $171.49   $212.31   $192.06   $207.78

----------------
* Weighted Average is calculated each year based on the percentage of Newcor, Inc.'s sales for that year by its Special Machines segment (Factory and Dow Equipment) and its Precision Parts segment (Automobile Parts).

Directors' Compensation

      The Chairman of the Board is paid a quarterly retainer of $7,125 and non-employee Directors other than the Chairman are paid quarterly retainers of $3,800, in each case reduced by the cost of any medical/dental benefits provided to such Director by the Company. Non-employee Directors also receive a fee of $750 for each Board meeting attended and a fee of $700 for each committee meeting attended. Since March 8, 1995, Directors who also are employees of the Company or an affiliate are not paid any separate compensation for Board service. Prior to that date, employee Directors were paid meeting fees (but not retainers) on the same terms as described above. Committee chairmen are paid an annual fee as follows: Executive Committee (Mr. Lawson), none; Finance Committee (Mr. Campbell), $850; Compensation/Stock Option Committee (Mr. Tech), $1,000; Audit Committee (Mr. Klapperich), $700. Directors may elect to defer all or a portion of their fees, without interest, for payment in the future and are also reimbursed for travel and other expenses relating to their attendance at board and committee meetings.

      The Company maintains a plan which provides retirement benefits to those non-employee Directors who retire from Board service on or after age 65 and after at least 10 years of service as a Director, or if such a Director dies while actively serving as a Director. The plan currently provides quarterly payments equal to 70% of one quarter of the maximum retainer paid to active Directors at the time of the payment. The only Director eligible for benefits if he were to retire immediately is Mr. Tech.


               PROPOSAL TO APPROVE EMPLOYEE INCENTIVE STOCK PLAN

Introduction

      As discussed in the Compensation Committee Report, one long-standing component of the Company's compensation practices has been to tie a significant portion of the potential compensation of higher level employees to the value of Common Stock through awards under the Company's stock-based plans. Using this approach more closely aligns the interest of such employees with those of the shareholders and provides such employees with additional incentive to contribute to the Company's future success and prosperity. It also assists the Company to attract and retain executives of superior ability and promise. Prior to approval of the 1993 Incentive Stock Plan, the Company implemented this compensation practice through discretionary grants of options qualifying for special tax treatment under Section 422 of the Internal Revenue Code ("incentive stock options" or "ISOs"). Since the 1993 Stock Incentive Plan was approved, that plan has been used for the same purpose.

      However, of the 200,000 shares of Common Stock approved for awards under the 1993 plan, 22,000 shares have been acquired by employees under the plan's Voluntary Program and 141,000 shares currently are subject to outstanding options granted under that plan, leaving only 37,000 shares available for future awards. The Compensation/Stock Option Committee therefore has recommended to the Board, and the Board has adopted, a new stock-based compensation plan for employees, designated as the 1996 Employee Incentive Stock Plan (the "1996 Employee Plan"), subject to shareholder approval at the Annual Meeting.

      Like the 1993 plan, the 1996 Employee Plan, if approved, will establish a Voluntary Program, under which eligible employees afforded the opportunity to do so by the plan's administrative committee may elect to receive, in lieu of or in exchange for cash bonuses, grants of transfer-restricted but nonforfeitable shares of Common Stock ("Bonus Shares"), together with options. Also like the 1993 plan, the 1996 Employee Plan will establish a Discretionary Program, under which discretionary options may be granted from time to time to employees. However, unlike the 1993 plan, which only authorizes the grant of options other than ISOs ("nonqualified stock options" or "NQSOs"), the 1996 Employee Plan would afford the Company additional flexibility in structuring stock-based awards by also permitting grants of ISOs under its Discretionary Program, as well as shares of Common Stock subject to forfeiture for a specified restriction period or performance period ("Restricted Shares" and "Performance Shares," respectively) and of rights entitling the holder to receive, upon exercise, the excess of the exercise date value of Common Stock over a specified grant price ("stock appreciation rights" or "SARs").

      The full text of the 1996 Employee Plan is annexed to this Proxy Statement as Appendix A. The discussion which follows provides additional information concerning the plan features highlighted above, as well as certain other noteworthy features. However, since this discussion necessarily is in the nature of a summary and does not cover all aspects of the 1996 Employee Plan, shareholders are advised to review Appendix A in its entirety as they deliberate upon the proposal to approve this plan.

Summary of Plan Features

      Administration. The Board committee charged with administering the 1996 Employee Plan (the "Committee") will be the Compensation/Stock Option Committee or, if that committee ceases to exist, such other Board committee comprised of at least two non-employee Directors as the Board specifies. All Directors serving on the Committee at any given time must meet all then-applicable criteria for "disinterested" administration of the plan under Commission Rule 16b-3 as then in effect and applicable to the Company ("Rule 16b-3"). As administrator of the 1996 Employee Plan, the Committee would have sole discretion, subject to the plan's terms and limitations, concerning the grant of awards under the plan's Discretionary Program and concerning affording employees the opportunity to participate in its Voluntary Program, provided that the Committee may delegate some or all such discretion to one or more other Directors (who need not satisfy Rule 16b-3 criteria for "disinterested" administration) insofar as such matters relate to employees who are not Section 16 Reporting Persons (as defined in the plan). If such delegation occurs, the actions of such other Director or Directors pursuant to such delegated authority would have the same effect as if taken by the Committee.

      Eligibility. Any employee of the Company or a subsidiary or similar affiliated entity (including any employee who also is a Company officer or Director) who, in the Committee's judgment, is expected to contribute materially to the Company's future success would be eligible to be granted any type of award under the Discretionary Program of the 1996 Employee Plan, and any employee eligible for an award under that program and who also has been awarded a cash bonus under the Cash Incentive Plan or such other management cash incentive bonus plan as is then in effect (the "Cash Bonus Plan") would be eligible to be afforded an opportunity to participate in the Voluntary Program of the 1996 Employee Plan with respect to that bonus. However, eligibility in itself would not afford any right to receive any award under the plan.

      Available Shares; Adjustments. Shares of Common Stock used for awards under the 1996 Employee Plan may be either issued and outstanding shares held in the Company's treasury ("treasury shares") or authorized and unissued shares ("new issuances"), but no more than half of the maximum number of shares available for awards during any Company fiscal year may be new issuances. The maximum number of shares available for ISOs, whenever granted, would be 300,000, and the maximum number of shares available for all types of awards (including ISOs) during any Company fiscal year would be 5% of the number of shares outstanding (excluding treasury shares) at the end of the immediately preceding fiscal year, subject to downward adjustment if necessary to eliminate fractional shares. If any Restricted Shares or Performance Shares are forfeited during the same fiscal year in which they were granted, or if any shares are released from an option granted under the plan for any reason (other than exercise of the option or of related SARs settled in shares) during the same fiscal year in which the option was granted, the forfeited or released shares would again be available for awards, but only during that fiscal year. In addition to the general limits on available shares described above, further limits on shares available for a given election period under the plan's Voluntary Program may be established by the Committee.

      The type and number of shares available for awards under the Plan, the numbers and types of shares subject to outstanding options and the per share exercises prices thereof, and the numbers of SARs comprising outstanding SAR awards and the grant prices thereof are subject to appropriate adjustment pursuant to Section 9 of the plan should any of the events specified in that section occur. In addition, in the event of any merger, consolidation, or combination of the Company with or into another corporation (other than one in which the Company is the survivor and which does not result in any reclassification or change of outstanding Company stock), the Board would have authority to provide that each holder of a plan option shall have the right thereafter and during the term of the option to receive upon exercise the kind and amount of consideration which would have been received in the merger, consolidation, or combination had the option been exercised to the same extent immediately prior to the merger, consolidation, or combination.

      General Operation of the Voluntary Program. As is true of the Voluntary Program under the 1993 plan, at such time as otherwise eligible employees are awarded cash incentive bonuses under the Cash Bonus Plan, or at any time thereafter prior to 30 days preceding the next time at which such awards are to be made, the Voluntary Program of the 1996 Employee Plan would authorize the Committee, in its discretion, to extend to any such employee the opportunity, on the terms set forth in the plan, to elect to acquire Bonus Shares from the Company in lieu of (or if the cash bonuses already have been paid, in exchange for) part or all of the employee's cash bonus award. Any election to participate in this Voluntary Program must specify the number of Bonus Shares (not less than 500) desired to be received, must be delivered to the Company during an election period set by the Committee in accordance with the requirements of Section 6.2 of the plan, and once delivered would be irrevocable.

      If these election requirements are satisfied, unless the total amount of an electing employee's cash bonus proves to be less than the aggregate Fair Market Value of 500 shares on the date his or her election form is delivered (in which event the election would be of no effect) or a downward adjustment is required to avoid exceeding the plan's limitation on available shares or any additional limitation on available shares established by the Committee for that election period (in which event adjustments would be proportionately made with respect to all electing employees), the employee thereafter would receive a grant of Bonus Shares equal to the lower of: (i) the number of shares specified in his or her election form and (ii) the highest whole number of shares whose aggregate Fair Market Value on the employee's election date does not exceed the employee's total cash bonus amount. (See "Fair Market Value" below for a discussion of that term as used in the 1996 Employee Plan.)

      If an opportunity to participate in the Voluntary Program is extended prior to the time cash bonuses are paid, the cash bonus of an employee receiving Bonus Shares would be reduced by the aggregate Fair Market Value at the election date of the number of Bonus Shares received; if cash bonuses already have been paid, the election date aggregate Fair Market Value of the employee's Bonus Shares would be payable in cash promptly upon notice to the employee of the amount required and until paid in full would be deductible by the Company from compensation subsequently payable to the employee. In either case, for each Bonus Share acquired, the employee also would be granted a non-qualified stock option (a "Bonus Option") covering two additional shares of Common Stock.

      Bonus Shares acquired by an employee under the 1996 Employee Plan would not be subject to forfeiture, but would be nontransferable until the earlier of: (i) the first anniversary of the employee's election date relating to such Bonus Shares and (ii) the employee's death, Disability (as defined in the plan), or retirement or other voluntary termination of employment with the Company's consent. However, the Committee would have discretion under certain circumstances to lift such transfer restrictions at an earlier time. (See "Acceleration of Vesting and Exercisability.") Upon delivery to an eligible employee of a certificate evidencing Bonus Shares acquired by the employee under the Voluntary Program, the employee would have all of the normal rights of a record holder of such shares, including dividend and voting rights, subject to the contemplated transfer restrictions.

      Each Bonus Option granted under the Voluntary Program of 1996 Employee Plan would have a per share exercise price (payable in cash) equal to the Fair Market Value of a share of Common Stock on the grantee's election date concerning his or her related Bonus Shares, would first become exercisable with respect to 25% of the total number of shares subject to the option (but in any case only for whole shares) on the first through fourth anniversaries of such election date, and (if not sooner exercised, terminated, cancelled or forfeited as contemplated in the plan) would expire on the tenth anniversary of such election date. The effect of termination of the grantee's employment upon his or her Bonus Options and the effect upon such an option of exercise of any SARs granted by the Committee in tandem with the option would be the same as discussed below concerning NQSOs granted under the Discretionary Program of the plan. Each Bonus Option also would be subject to all other provisions of the plan generally applicable to NQSOs, and the Committee also may specify additional terms and conditions for any Bonus Option, provided they are not inconsistent with the terms of the plan.

      Options Under the Discretionary Program. Options granted under the Discretionary Program of the 1996 Employee Plan may be either NQSOs or ISOs, as the Committee determines in its discretion. (For a discussion of the differing Federal income tax consequences currently associated with ISOs and NQSOs, see "Certain Tax Considerations" below.) Options intended to be ISOs are required to be designated as such in the option agreement evidencing that award and must have such terms and conditions as the Committee determines to be necessary, appropriate, or advisable in order to cause the option at the time of grant to satisfy all then-applicable requirements for incentive stock options under the Internal Revenue Code and related regulations. However, should any option intended to be an ISO nevertheless fail in whole or in part to quality as an incentive stock option under the Code, whether at the time of grant or subsequently, the failure to qualify would not invalidate the option, and instead the disqualified portion (or, if necessary, the entire option) would be deemed to have been granted as a nonqualified stock option. Subject to the plan's requirements concerning ISOs and its limitations on available shares, the number of shares subject to any option granted under the Discretionary Program, the schedule on which the option will first become exercisable and will expire, and the per share exercise price of the option would be entirely at the discretion of the Committee, except that the per share exercise price of any option granted under this program may not be less than the Fair Market Value of a share of Common Stock on the option's grant date. The Committee in its discretion may permit some or all of the exercise price of an option granted under the Discretionary Program to be paid by delivery of shares of Common Stock owned by the option holder (in which case each share delivered will be valued at its Fair Market Value at date of delivery) or by withholding some of the shares for which the option is being exercised (in which case each share will be valued at its Fair Market Value at date of exercise), but unless so permitted by the Committee the aggregate exercise price for shares to be acquired by exercise of such an option will be payable only in cash.

      If the grantee of an ISO or NQSO granted under the Discretionary Program ceases to be an employee for any reason, such termination of employment will operate to cancel the option to the extent that it was not exercisable prior to termination. Depending on the reason why the grantee's employment has terminated and the time at which his or her options are due to expire, the portion of those options (if any) that were exercisable immediately prior to termination may remain exercisable for as long as one year thereafter. Options granted under the Discretionary Program also will be subject to the plan provisions described under "Transfer Restrictions and Exercise Limits" and under "Acceleration of Exercisability and Vesting" below.

      SAR Awards Under the Discretionary Program. Stock appreciation rights granted by the Committee under the Discretionary Program of the 1996 Employee Plan may be granted on a stand-alone basis and also may be granted in tandem with any option granted under either program of the plan, whether at the time the option is granted or at any time thereafter while the option is still outstanding and the grantee is still eligible to receive awards under the plan. Any SAR granted under the Discretionary Program would entitle the holder, upon exercise, to receive the Fair Market Value of a share of Common Stock, less the "grant price" specified by the Committee at the time the SAR is granted, which grant price may not be less than the Fair Market Value of a share of Common Stock on the date of grant of the SAR. The number of SARs comprising any award and the schedule for exercisability and expiration of those SARs would be determined by the Committee in its discretion, except that: (i) the number of SARs granted in tandem with an option may not exceed the number of shares then subject to the option, and (ii) no SAR granted to a Section 16 Reporting Person may be exercisable sooner than six months after its grant date. Exercise of SARs granted in tandem with an option would terminate the option with respect to that number of shares which equals the number of SARs being exercised, and vice versa. All SARs also will be subject to the plan provisions discussed under "Transfer Restrictions and Exercise Limits" and under "Acceleration of Exercisability and Vesting."

      Subject to the plan's limitations on available shares and except to the extent further restricted by the Committee in connection with any given award of SARs, the holder of such an award may elect to have exercised SARs settled
(i) entirely in cash, (ii) to the extent possible, in whole shares of Common Stock and the balance in cash, or (iii) partially in cash in an amount specified by the holder and the balance in whole shares plus cash in lieu of any fractional share. If such an election is not permitted by the Committee or if no election is made, the Committee may settle the exercised SARs in any of the foregoing manners, in its discretion. For purposes of settlement, shares would be valued at their Fair Market Value as of the settlement date. If a grantee of an award of SARs ceases to be an employee while any of the SARs remain outstanding, the consequences would be the same as if the SARs were shares subject to a nonqualified stock option granted to the grantee under the plan.

      Restricted Share Awards and Performance Share Awards Under the Discretionary Program. In connection with any award of Restricted Shares under the Discretionary Program of the plan, the Committee must establish a restriction period of no less than 36 months, during which the shares are to be subject to transfer restrictions and potential forfeiture. If the grantee of a Restricted Share award remains an employee of the Company or an affiliated entity throughout the applicable restriction period, the entire award would vest (i.e., become nonforfeitable) and no longer be subject to transfer restrictions as of the end of that period. If the grantee ceases to be an employee before the end of the restriction period due to death or Disability, the percentage of the total number of shares awarded which equals the percentage of the total restriction period then elapsed would vest and become transferable, and the rest of the award would be forfeited unless the forfeiture is waived by the Committee. If the grantee ceases to be an employee during the restriction period for any other reason, the entire award generally would be forfeited. However, if the Committee determines that doing so is in the Company's best interests, the Committee would be authorized to waive forfeiture and vest a portion of the Restricted Shares comprising the award, but in no case more than would have vested if the grantee had died.

      Similarly, in connection with any award of Performance Shares under the Discretionary Program of the plan, the Committee must establish a performance period of at least one year, commencing as of the first day of the fiscal year in which the award is granted if it is granted during the first quarter of that year and otherwise commencing as of the date of grant, and also must establish one or more performance goals for that performance period and, if more than one goal is established, the weight to be given each. Performance goals may relate to financial or other business objectives of the Company, the affiliated entity that employs the grantee, or the business unit to which the grantee is assigned, or may be individualized based on the particular responsibilities and potential contributions to the Company of the grantee. Goals would be subject to adjustment by the Committee during the performance period as and when the Committee deems appropriate in light of previously unforeseen developments occurring or first coming to the Committee's attention after the initial goals were established.

      After the end of the applicable performance period, if the Committee determines that the performance goals for an award of Performance Shares have been fully attained and if the grantee of the award has remained an employee throughout the performance period, the entire award would vest and become transferable. If the grantee has remained an employee throughout the performance period, the Committee also would have discretion to waive forfeiture and vest some or all of the award even if the performance goals have not been met. If the grantee of an award of Performance Shares ceases to be an employee before the end of the applicable performance period, the consequences would be the same as if the shares awarded had been Restricted Shares and the performance period a restriction period.

      Upon the issuance to a grantee of Restricted Shares or Performance Shares of a certificate evidencing the awarded shares, the grantee would have all the normal rights of a record holder of such shares, including dividend and voting rights, subject to the transfer restrictions and risk of forfeiture contemplated by the plan, which restrictions and risk also would apply to any non-cash dividends or other distributions upon the awarded shares.

      Transfer Restrictions and Exercise Limits. No Option or SAR and no unvested Restricted Shares or Performance Shares granted under the 1996 Employee Plan, and none of the rights or privileges conferred by any such award, may be transferred in any manner except by will or the laws of descent and distribution. During the lifetime of the grantee of an option or SAR award, the award would be exercisable only by the grantee. In addition, it would be an overriding precondition to the vesting of Restricted Shares and Performance Shares and to the exercisability of any option or SAR award under the plan that the grantee not engage in any activity that, in the Committee's opinion, is in competition with or otherwise inimical to the best interests of the Company. If the Committee determines that a grantee has engaged in any such activity, whether still an employee or afterward, any then outstanding options and SARs of the grantee immediately would be cancelled and any unvested Restricted Shares and Performance Shares of the grantee immediately would be forfeited.

      Acceleration of Vesting and Exercisability. The Committee would have authority to accelerate the exercisability of then outstanding options and SARs, lift any transfer restrictions then applicable to Bonus Shares, and accelerate the vesting of any then unvested Restricted Shares or Performance Shares at any time at which the Committee determines that, in light of circumstances then prevailing, such actions are necessary or advisable in order to afford the holders of such awards the benefits intended by the Plan. In addition, as discussed earlier in this Proxy Statement, upon the occurrence of a "change in control" as defined in his change in control agreement with the Company, any then outstanding options held by Mr. Weinhardt, including any options granted under the 1996 Employee Plan, automatically would become fully exercisable.

      Satisfaction of Tax Withholding in Shares. The Committee would have discretion to permit grantees or other holders of awards granted under the 1996 Employee Plan to request or elect to satisfy any tax withholding obligations arising in connection with the grant, exercise, vesting, or settlement of such award in the form of shares of Common Stock.

      Duration of Plan; Amendments. The 1996 Employee Plan will become effective when (and only when) approved by the shareholders at the Annual Meeting and, if so approved, thereafter will continue until terminated by the Board. However, unless subsequently permitted by changes in the Internal Revenue Code and related regulations concerning incentive stock options, ISOs may not be granted under the plan after January 24, 2006. The Board may at any time and from time to time amend, modify, suspend, or terminate the plan, with or without shareholder approval, except that: (i) no amendment or modification will be effective without shareholder approval if such approval is then required by Rule 16b-3, the Internal Revenue Code or regulations thereunder applicable to incentive stock options, or applicable rules of any national securities exchange (including the NASDAQ National Market) on which the Common Stock is then principally traded and (ii) none of the foregoing actions by the Board shall adversely effect any then outstanding plan award without the holder's consent.

      Fair Market Value. While the "National Market" of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") continues to be the principal trading market for Common Stock, the term "Fair Market Value" as used in the 1996 Employee Plan will mean, for any given date, the average of the high and low sale prices for a share of Common Stock reported for that date by NASDAQ or, if no shares traded on the National Market on that date, for the next preceding date on which such trading occurred. On January 18, 1996, the NASDAQ-reported high and low sale prices for a share of Common Stock were $7.625 and $7.50.

Certain Tax Considerations

      NQSOs and ISOs. As previously discussed in this section, both nonqualified stock options and incentive stock options may be granted under the 1996 Employee Plan. Under current Federal income tax law, the grant of either type of option under the plan would not be a taxable event for the grantee or deductible by the Company, but subsequent tax treatment would differ depending on the type of option granted.

      In general, under current Federal tax law, upon exercise of a nonqualified stock option by the grantee, the grantee would realize ordinary compensation income measured by the excess of the fair market value of the acquired shares at the time of exercise over the exercise price paid, and upon a subsequent sale of the acquired shares by the grantee, the grantee would realize a capital gain or loss (long-term or short-term depending on the length of the holding period preceding disposition) equal to the positive or negative difference between his or her basis in the shares (which usually would be the exercise price paid to acquire them) and the value of the consideration received in the sale.

      In contrast, under current Federal income tax law, no income would be realized by the grantee of an incentive stock option upon its exercise, although the excess of the acquired shares' fair market value at exercise over the exercise price paid would be an item of tax preference for purposes of alternative minimum tax. In general, if the grantee then holds the acquired shares for a period of at least two years from the date of grant of the option and one year from the exercise date, the grantee also would not realize ordinary income upon sale of the shares and instead would realize a long-term capital gain or loss equal to the positive or negative difference between the grantee's basis in the shares and the consideration received. However, if the shares are sold by the grantee before the end of the holding period noted above, the grantee would realize ordinary compensation income equal to the excess of the consideration received by the grantee (or, if less, the fair market value of the acquired shares at the time the ISO was exercised) over the exercise price paid, and capital gain or loss treatment (long term or short term, depending on the length of the holding period) would be afforded only to the extent of any positive or negative difference between the consideration received and the shares' fair market value at exercise of the ISO.

      In general, subject to normal Federal income tax law requirements concerning the reasonableness of compensation deductions and such special deduction limits as may be applicable under Section 162(m) of the Internal Revenue Code (discussed below), whenever the grantee of a nonqualified stock option granted under the 1996 Employee Plan realizes ordinary compensation income with respect to the option, and when and if ever the grantee of an incentive stock option granted under the plan realizes ordinary compensation income with respect to the option, the Company would be entitled under current Federal income tax law to a deduction in a corresponding amount.

      Section 162(m). As noted in the Compensation Committee Report above,
Section 162(m) of the Internal Revenue Code currently imposes a $1 million "cap" on the deduction of compensation paid by the Company during a single fiscal year to an Executive Officer named in its summary compensation table relating to that year. Under certain conditions, deductions relating to exercised options or SARs and to vesting of share awards subject to satisfaction of performance conditions can qualify for exclusion from this million dollar deduction limit, but those types of awards under the 1996 Employee Plan would not satisfy all applicable conditions for such an exclusion. Deductions relation to vesting of restricted shares cannot qualify for exclusion from this million dollar deduction cap, nor can any deductions to which the Company might be entitled for an award of Bonus Shares.

Contingent Awards and Future Awards

      In connection with the recommendation of the 1996 Employee Plan to the Board, the Compensation/Stock Option Committee determined that awards of Restricted Shares should be granted to certain employees, subject to the Board's adoption of the plan and its approval by the shareholders at the Annual Meeting. Because of the contingent nature of these awards and the necessary delay between the time they were determined and the meeting date, the awards were stated in dollars, rather than shares. If the plan is approved as proposed, these awards thereupon will be granted as Restricted Shares, the number of which for each grantee will equal the dollar amount determined for the grantee divided by the Fair Market Value of a share of Common Stock on the meeting date, rounded downward if necessary to eliminate fractional shares. The restriction period for each such award would terminate on the third anniversary of the meeting date.

      As required by Commission rules, the table which follows summarizes the extent to which these contingent awards relate to executives named in the Summary Compensation Table and other persons. Please note that, although named or included in a group named in this table, neither Mr. Smith nor any other non-employee Director (including Mr. Lawson, who is a current Executive Officer) was eligible for these awards or would be eligible for any other award under the 1996 Employee Plan.

                               NEW PLAN BENEFITS

                       1996 Employee Incentive Stock Plan

Name and Position or Group                              Dollar Value ($)
--------------------------                              ----------------
W. John Weinhardt ...................................          -0-
  President and CEO
Richard A. Smith ....................................          -0-
  Former President and CEO
John D. Borseth .....................................          -0-
  Group V.P. Special Machines
John Garber .........................................          -0-
  Treasurer, V.P. and CFO
All current Executive Officers ......................          -0-
All non-Executive Directors .........................          -0-
All employees .......................................        $40,375
  (including officers other than
  Executive Officers)

      Due to the nature of the 1996 Employee Plan, except with respect to the contingent awards described above, the type and extent of benefits which any employee, including any Executive Officer (other than Mr. Lawson, who is ineligible), ultimately may receive under the plan cannot be predicted in advance.

Vote Required for Approval and Recommendation

      While shareholder approval of the 1996 Employee Plan is not required by the Delaware corporate law, it is required for various reasons by Rule 16b-3, applicable NASDAQ rules, and provisions of Federal tax law relating to ISOs. Assuming the presence of a quorum, the proposal to approve this plan will be carried if it receives the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. For this purpose, any abstention with respect to such shares will have the same effect as a vote against the proposal, but any such shares that are the subject of a broker non-vote will not be considered to be present. Accordingly, any broker non-vote will have no effect on the outcome of the vote on this proposal. If the plan is not approved, it will not be given effect, the contingent awards of Restricted Shares discussed above also will be of no effect, and each employee who received such a contingent award instead will be paid a cash bonus in the dollar amount designated for that employee.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
               APPROVAL OF THE 1996 EMPLOYEE INCENTIVE STOCK PLAN



          PROPOSAL TO APPROVE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

Introduction

      The Board of Directors also has adopted another new stock-based plan, designated as the Non-Employee Directors Stock Option Plan (the "Directors Plan"), subject to shareholder approval at the Annual Meeting. If approved, the plan for the first time will provide a means for tying a portion of the compensation paid to non-employee Directors for their service on the Board to the value of the Common Stock, thus more closely aligning the interests of such Directors with those of the shareholders. The principal features of the Directors Plan are summarized below. However, when deliberating upon the proposal to approve this plan, shareholders also should consider reviewing the full text of the plan, which is annexed to this Proxy Statement as Appendix B.

Nature of the Plan

      The Directors Plan is intended to meet Rule 16b-3 criteria for a "formula plan." Thus, although the Board is designated as the administrator of the plan, neither the Board nor any other person or body would have discretion to select the persons who will receive awards under the plan, the times at which awards will be granted, or the terms and conditions of such awards. Instead, as more fully described below, all such matters would be determined entirely by the terms of the plan itself.

Eligibility and General Operation of the Plan

      Assuming the Directors Plan is approved, at the adjournment of the organizational meeting of the Board following the Annual Meeting, each person who is then a non-employee Director automatically will be granted an option covering 1,000 shares of Common Stock, on the terms specified in the plan. (See "Plan Options" below.) Thereafter, while the Plan remains in effect and to the extent shares remain available, at the adjournment of each subsequent organizational meeting of the Board following an annual meeting of shareholders, each person who is then a non-employee Director automatically will be granted a plan option covering 1,000 shares of Common Stock (subject to adjustment as contemplated by the plan) or, if less, the maximum number of shares then permissible for that Director under the plan.

      No one other than a non-employee Director (that is, a person who at time of grant of a plan option is serving as a Director and is not also an employee of the Company or any affiliated entity) will be eligible to receive any award under the Directors Plan, and the only awards non-employee Directors will receive under the plan are the automatic grants of plan options described above.

Plan Options

      Subject to adjustment as contemplated by the plan, the per share exercise price of each option granted under the Directors Plan would be the Fair Market Value (defined as in the 1996 Employee Plan) of a share of Common Stock at the date the option is granted. Additional information concerning the determination of Fair Market Value and recent prices for the Common Stock are provided under the subheading "Fair Market Value" in the preceding discussion of the proposal to approve the 1996 Employee Plan.

      Ordinarily, each option granted under the Directors Plan would become exercisable in 25% increments (but in any case only for whole shares) on the first through fourth anniversaries of the option's grant date. However, upon the occurrence of a Change in Control (as defined in the plan), all then outstanding plan options, including all theretofore unexercisable portions thereof, would be deemed to have become fully exercisable immediately prior to such Change in Control. To the extent any plan option is not then exercisable, the option would terminate at the time the grantee ceases to be a Director of the Company, and each plan option would terminate in its entirety at the earlier of: (i) the first anniversary of the date the grantee ceases to be a Director and (ii) its expiration date (that is, the tenth anniversary of the option's grant date). Each plan option would be nontransferable, except by will or the laws of descent and distribution, and would be exercisable only for cash and, during the lifetime of the grantee, only by the grantee.

      All plan options would be nonqualified stock options. As more fully discussed under "Certain Tax Considerations -- NQSOs and ISOs" in the preceding section of this Proxy Statement concerning approval of the 1996 Employee Plan, the current Federal income tax consequences associated with NQSOs are generally more favorable to the Company and less favorable to grantees than those associated with ISOs. The Company does not believe that Section 162(m) of the Code will have any adverse effect upon its ability to take any deductions otherwise proper for it to take with respect to plan options.

Available Shares and Adjustments

      Shares used for options granted under the Directors Plan may be either treasury shares or new issuances. Subject to adjustment as contemplated by the plan, the aggregate maximum number of shares that would be available for settlement of plan options is 100,000 and the maximum number available for any given individual is 10,000. If a plan option terminates or expires without having been exercised in full, the shares subject to the option immediately before such termination or expiration would become available for future awards under the plan.

      The number and type of shares available for plan options, the numbers and type of shares subject to outstanding plan options, and the per share exercise prices thereof, are subject to appropriate adjustment pursuant to Section 7 of the plan should any of the events described in that section occur. In addition, in the event of any merger, consolidation, or combination of the Company with or into another corporation (other than one in which the Company is the survivor and which does not result in any reclassification or change of outstanding Company stock), the Board would have authority to provide that each holder of a plan option shall have the right thereafter and during the term of the option to receive upon exercise the kind and amount of consideration which would have been received in the merger, consolidation, or combination had the option been exercised to the same extent immediately prior to the merger, consolidation, or combination.

Duration of Plan; Amendments

      The Directors Plan will become effective when (and only when) approved by the shareholders at the Annual Meeting and, if so approved, thereafter will continue until terminated by the Board. The Board may at any time and from time to time amend, modify, suspend, or terminate the plan, with or without shareholder approval, except that: (i) no amendment or modification will be effective without shareholder approval if such approval is then required by Rule 16b-3 or applicable rules of any national securities exchange (including the NASDAQ National Market) on which the Common Stock is then principally traded, (ii) none of the foregoing actions by the Board shall adversely effect any then outstanding plan option without the holder's consent, and (iii) for as long as necessary in order for the plan to satisfy Rule 16b-3 requirements for "formula plans," the eligibility provisions of the plan and those plan provisions concerning the number of shares to be covered by an option, the exercise prices of options, or the times at which options shall be granted may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

Future Awards to Current Directors

      Currently, all of the Company's Directors other than Mr. Weinhardt are non-employee Directors for purposes of the Directors Plan. However, the extent to which any of these Directors ultimately would receive options under the plan cannot be predicted in advance, because this will depend on the length of time for which such a Director continues to serve on the Board and also may depend on the number of other non-employee Directors serving on the Board at the times plan options are granted.

      The table which follows summarizes the options that would be granted under the Directors Plan at the adjournment of the organizational Board meeting following the Annual Meeting to the individuals and groups indicated, assuming no change in the composition of the Board at or prior to that meeting.

                               NEW PLAN BENEFITS

                    Non-Employee Directors Stock Option Plan

                                                         Number of Shares
Name and Position or Group                              Subject to Option
--------------------------                              -----------------
W. John Weinhardt ...................................          -0-
  President and CEO
Richard A. Smith ....................................         1,000
  Former President and CEO
John D. Borseth .....................................          -0-
  Group V.P. Special Machines
John Garber .........................................          -0-
  Treasurer, V.P. & CFO
All current Executive Officers ......................         1,000
All non-Executive Directors .........................         5,000
All employees .......................................          -0-
  (including officers other than
  Executive Officers)

Vote Required for Approval and Recommendation

      Shareholder approval of the Directors Plan is not required by Delaware corporate law, but it is required for various reasons by Rule 16b-3 and applicable NASDAQ rules. Assuming the presence of a quorum, the proposal to approve this plan will be carried if it receives the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. For this purpose, any abstention with respect to such shares will have the same effect as a vote against the proposal, but any such shares that are the subject of a broker non-vote will not be considered to be present. Accordingly, broker non-votes will have no effect on the outcome of the vote on this proposal. If the plan is not approved, it will not take effect.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
         APPROVAL OF THE 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN



Other Matters

      The management of the Company is not aware of other business that will be presented to the Annual Meeting. If any such matters come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the same in accordance with their judgment on such matters.

Section 16(a) Compliance

      Directors and Executive Officers of the Company and certain beneficial owners of more than 10% of its Common Stock are required to file initial reports of ownership and reports of changes in ownership of Company securities pursuant to Section 16(a) of the Securities Exchange Act of 1934. Since May 1, 1991, such persons also have been required to provide the Company with copies of such reports. The Company has reviewed all such report copies as it has received from persons known to the Company to be (or during fiscal year 1995 to have been) subject to these Section 16(a) provisions and also has received and reviewed written representations from some such persons to the effect that other reports have not been required of them. Based solely on such review, the Company believes that all required reports for fiscal 1995 were timely filed, except that Mr. Lawson was late in filing a Form 4 to report an acquisition of 5,000 shares of Common Stock and that Mr. Borseth was late in filing the Form 3 required after he became an Executive Officer.

Proposals for 1997 Annual Meeting

      A shareholder desiring that a proposal, otherwise proper for presentation at such meeting, be presented at the Annual Meeting of Shareholders in 1997, must send such proposal to the Company so that it is received by October 8, 1996.

Miscellaneous

      Financial statements of the Company for the year ended October 31, 1995, are included in the Annual Report which accompanies this Proxy Statement.

      A complete list of the shareholders of record entitled to vote at the Annual Meeting will be open and available for examination by any shareholder, for any purpose germane to the meeting, between 9:00 a.m. and 5:00 p.m. at the principal offices of the Company at 1825 S. Woodward, Suite 240, Bloomfield Hills, Michigan, for ten days prior to the meeting.

      It is important that proxies be returned promptly. Therefore, you are urged to mark, sign and return the enclosed proxy to Newcor, Inc., c/o Mellon Securities Trust Company, Midtown Station, Post Office Box 930, New York, New York 10138-0730.

                                            Thomas D. Parker, Secretary
                                            /s/ Thomas D. Parker, Secretary

February 5, 1996

                                                                     Appendix A

                                  NEWCOR, INC.
                       1996 EMPLOYEE INCENTIVE STOCK PLAN

Section 1 -- Purposes

      This 1996 Employee Incentive Stock Plan is intended to provide an opportunity for selected employees of the Company or an Affiliated Entity to acquire a proprietary interest in the Company and thereby to have an additional incentive to contribute to the Company's future success and prosperity. An additional purpose of the Plan is to assist the Company and Affiliated Entities to attract and retain executives and other managerial employees of superior ability and promise.

Section 2 -- Certain Definitions

      The following terms have the following respective meanings under the
Plan:

      "Affiliated Entity" means any corporation, partnership, or other business enterprise in which the Company directly or indirectly has a significant equity interest under generally accepted accounting principles.

      "Award" means any Bonus Option, Discretionary Option, or award of Stock Appreciation Rights, Restricted Shares, or Performance Shares, and any acquisition of Bonus Shares.

      "Board" means the Board of Directors of the Company.

      "Bonus Shares" means Shares acquired by an Employee pursuant to Section 6 hereof in exchange for or in lieu of some or all of a cash incentive bonus awarded to the Employee under the Cash Bonus Plan.

      "Bonus Option" means an Option granted under Section 6 hereof as the result of an Employee's election to acquire Bonus Shares.

      "Cash Bonus Plan" means the Newcor, Inc. Management Incentive Plan as in effect at a relevant time or such successor cash incentive bonus plan of the Company as is then in effect.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Committee" has the meaning given in Section 3 hereof.

      "Company" means Newcor, Inc.

      "Disability" means a total and permanent disability as determined under the standards applicable at a given time under the Newcor, Inc. Retirement Plan as then in effect or such successor thereof as is then in effect.

      "Discretionary Program" means those aspects of the Plan relating to Awards granted in the discretion of the Committee pursuant to Section 7 hereof.

      "Discretionary Option" means an Option under the Discretionary Program.

      "Employee" means a salaried employee of the Company or an Affiliated
Entity.

      "Fair Market Value" means, for any given date: (i) if the Shares are then listed for trading on one or more national securities exchanges (including for this purpose the NASDAQ "National Market"), the average of the high and low sale prices for a Share on the principal such exchange on the date in question (or, if no Shares traded on such exchange on such date, the next preceding date on which such trading occurred); (ii) if (i) is then inapplicable but bid and asked prices for Shares are quoted through NASDAQ, the average of the highest bid and lowest asked prices so quoted for a Share on the date in question (or, if no prices for Shares were quoted on that date, the next preceding date on which they were quoted); and (iii) if both (i) and (ii) are inapplicable, the fair market value of a Share on the date in question as determined in good faith by the Board.

      "Incentive Stock Option" or "ISO" means a Discretionary Option that meets the requirements of Section 422 of the Code (or any successor provision in effect at a relevant time) and that is identified as intended to be an Incentive Stock Option in the agreement evidencing such option.

      "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

      "Nonqualified Stock Option" or "NQSO" means any Option that is not an Incentive Stock Option.

      "Option" means an option to purchase Shares granted under the Plan.

      "Performance Shares" means Shares granted under the Discretionary Program which, until vested as contemplated by Section 7.5.2 hereof, shall be subject to forfeiture.

      "Plan" means this 1996 Employee Incentive Stock Plan.

      "Restricted Shares" means Shares granted under the Discretionary Program which, until vested as contemplated by Section 7.4.2 hereof, shall be subject to forfeiture.

      "Rule 16b-3" means Securities and Exchange Commission Rule 16b-3 (or any successor rule or regulation), as in effect with respect to the Company at a given time.

      "Section 16 Reporting Person" means a person who is a director or officer of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

      "Shares" means shares of the Company's common stock, par value $1.00 per share, or such other securities or other property as may become subject to an Option or may become the subject of another Award pursuant to an adjustment made under Section 9 hereof.

      "Stock Appreciation Right" or "SAR" means a right granted under the Discretionary Program which, upon exercise, shall entitle the holder to receive from the Company the Fair Market Value of a Share on the exercise date, minus the grant price that has been specified by the Committee with respect to such SAR.

      "Voluntary Program" means those aspects of the Plan relating to the acquisition of Bonus Shares and Bonus Options.

Section 3 -- Administration

      3.1 Composition of the Committee. The Plan shall be administered by the Stock Option/Compensation Committee of the Board or, if no Board committee so named is in existence at a relevant time, such other Board committee comprised of at least two non-Employee directors as the Board then shall have specified (the "Committee"). All directors serving on the Committee at any given time shall satisfy all then-applicable Rule 16b-3 criteria for "disinterested" administration of the Plan.

      3.2 Powers. Subject to the terms and limitations of the Plan, the Committee shall have sole power and authority, exercisable in its discretion, to determine whether, when, and on what terms an opportunity to participate in the Voluntary Program shall be afforded to any Employee, to designate those Employees to whom Awards will be granted under the Discretionary Program, and to determine the types of Awards to be so granted, the times at which such grants will be made, the number of Shares to be covered by each such Award, and the other terms and conditions of each such Award; provided, however, that the Committee may delegate to one or more other directors (who need not satisfy Rule 16b-3 criteria for "disinterested" administration) some or all of such authority concerning affording participation in the Voluntary Program and granting Awards under the Discretionary Program to Employees who are not
Section 16 Reporting Persons, in which case actions taken by such other director or directors pursuant to such delegated authority shall have the same effect as if taken by the Committee; and provided further, that the affording of participation in the Voluntary Program and the granting of Awards under the Discretionary Program to Employees other than Section 16 Reporting Persons may be made subject to approval by the Board and, if made on such terms, shall not be effective unless and until such approval is obtained. As administrator of the Plan, the Committee's authority also shall include the power to prescribe and amend the forms of award agreements, notices, and all other documents or instruments required under or determined by the Committee to be advisable with respect to the Plan, to establish, revise, suspend, and waive such rules and procedures and appoint such agents as it deems appropriate for the administration or operation of the Plan, to construe and interpret the Plan, any agreement evidencing an Award, and any other instrument or document relating to the Plan or any Award, to decide any question and settle any dispute which may arise in connection with the Plan or any Award, and to make any other determination and take any other action that the Committee deems necessary or desirable for the administration or operation of the Plan. All interpretations, determinations, or other decisions of the Committee concerning the Plan or any Award shall be conclusive and binding upon all interested parties.

Section 4 -- Eligibility

      Any Employee (including any Company officer or director who is an Employee) who, in the judgment of the Committee, is expected to contribute materially to the Company's future success is eligible to receive an Award under the Discretionary Program, and any Employee meeting the foregoing criteria and who also has been awarded a cash incentive bonus under the Cash Bonus Plan is eligible to be afforded the opportunity to participate in the Voluntary Program with respect to that bonus. However, eligibility shall not confer any right to be granted any Award or to so participate at any time, such matters being solely at the discretion of the Committee.

Section 5 -- Available Shares

      Subject to adjustment as provided in Section 9, the maximum number of Shares that during any Company fiscal year may be granted as Restricted Shares or Performance Shares, acquired as Bonus Shares, and made subject to Options (whether or not with related SARs) shall be 5% of the number of Shares that were outstanding (exclusive of treasury shares) as of the end of the immediately preceding Company fiscal year (rounded downward, if necessary to eliminate fractional Shares), and at no time shall the number of Shares covered by outstanding ISOs plus the number of Shares used for exercised ISOs, whenever granted, exceed 300,000. Shares used for Awards may be either authorized and issued Shares acquired by the Company and held in its treasury ("treasury shares") or authorized and unissued Shares ("new issuances"); provided, however, that no more than half of the maximum number of Shares available for Awards during any fiscal year may be new issuances. If any Restricted Shares or Performance Shares granted during a fiscal year are forfeited during that year, such forfeited Shares again shall be available for Awards during that year, and if any Option granted during a fiscal year is canceled, forfeited, or otherwise terminated during that year for any reason other than exercise of the Option or of related SARs settled in Shares, any Shares that were subject to the Option immediately prior to such cancellation, forfeiture, or other termination again shall be available for Awards during that year. There shall be reserved at all times for issuance under the Plan a number of Shares equal to the aggregate maximum number of Shares that may be issued in settlement of Options then outstanding and which thereafter may be granted under the Plan, reduced by the number of treasury shares then reserved for Awards.

Section 6 -- Voluntary Program Awards

      6.1 General Operation of the Voluntary Program. At such time as otherwise eligible Employees are awarded cash incentive bonuses under the Cash Bonus Plan or at any time thereafter prior to 30 days preceding the next time at which such awards are to be made, the Committee, in its discretion, may extend to any such Employee the opportunity, on the terms hereinafter set forth, to elect to acquire Bonus Shares from the Company in lieu of (or, if already paid to the Employee, in exchange for) part or all of the Employee's cash bonus award. If the extension of such an opportunity to participate in the Voluntary Program results in acquisition of Bonus Shares by the Employee, the Employee also shall be granted a Bonus Option as hereinafter provided.

      6.2 Election Procedures. If the Committee determines to afford an opportunity to participate in the Voluntary Program to Employees with respect to cash bonuses that have not yet been paid, elections to acquire Bonus Shares must be made during an election period which shall commence on the date the cash bonuses are awarded and end on a date specified by the Committee that is at least 10 days prior to the earliest date at which such cash bonuses are to be paid. If the Committee determines to afford such an opportunity to Employees with respect to cash bonuses already paid, elections to acquire Bonus Shares must be made during an election period which shall commence on a date (no later than 30 days before the next date on which awards are to be made under the Cash Bonus Plan) and end on a date (no later than 10 days thereafter) specified by the Committee. An election to acquire Bonus Shares shall be made in writing, specifying the number of Bonus Shares (not less than 500) desired to be acquired and otherwise in such form as the Committee shall prescribe, shall be delivered to the Secretary of the Company (or such other corporate officer as the Committee may have specified), and once so delivered shall be irrevocable (the date on which an Employee's election is so delivered being hereinafter referred to as the Employee's election date).

      6.3 Number of Bonus Shares to be Received. Subject to adjustment pursuant to Section 6.4, if an eligible Employee timely delivers a proper election to acquire Bonus Shares, the number of Bonus Shares the Employee shall receive shall be the number specified in such election, with each Share valued at its Fair Market Value as of the Employee's election date; provided, however, that if the dollar amount of the Employee's total cash bonus is less than the aggregate Fair Market Value on the election date of the number of Shares specified in such election but is at least equal to the aggregate Fair Market Value of 500 Shares, then the number of Bonus Shares to be awarded to the Employee shall be reduced to the highest number of whole Shares the aggregate Fair Market Value of which does not exceed such dollar total; and provided further, that no Bonus Shares shall be awarded to the Employee (and, if not already paid, the Employee's entire incentive bonus award shall be paid in cash) if the total dollar amount of such bonus is not at least equal to the aggregate Fair Market Value of 500 Shares on the election date.

      6.4 Adjustments Due to Limits on Number of Shares. In addition to the overall limits on Shares available for Awards set forth in Section 5, the Committee, in its discretion, may further limit the maximum number of Bonus Shares available for acquisition in respect of any election period. For any election period with respect to which such a maximum number is established, if the aggregate number of Bonus Shares electing Employees otherwise would be entitled to receive exceeds the established maximum, the number of Bonus Shares which each such Employee shall receive shall be adjusted downward so as to be equal to the product (rounded downward to the nearest whole share) of: (i) the number elected by such Employee and (ii) a fraction, the numerator of which is the established maximum number and the denominator of which is the aggregate number elected. A comparable proportionate downward adjustment also shall be made in respect of Bonus Shares elected to be received during any election period if such should prove to be necessary in light of the limits set forth in
Section 5.

      6.5 Payment. Where Bonus Shares are to be acquired by an Employee in lieu of some or all of a cash bonus not yet paid to the Employee, the cash bonus payable shall be reduced by the election date aggregate Fair Market Value of the Bonus Shares acquired. Where Bonus Shares are to be acquired by an Employee who already has been paid his or her cash bonus, the election date aggregate Fair Market Value of the acquired Bonus Shares shall be payable in cash promptly upon notice to the Employee of the amount required and until paid in full shall be deducted from compensation subsequently payable to the Employee. In no event shall any certificates evidencing Bonus Shares be issued prior to payment in full for such Shares.

      6.6 One Year Transfer Restrictions. Bonus Shares acquired by an Employee shall not be subject to forfeiture, but shall be subject to the transfer restrictions set forth in Section 8.2 to the same extent as Restricted Shares and Performance Shares until the earlier of: (i) the first anniversary of the Employee's election date relating to such Bonus Shares and (ii) the Employee's death, Disability, or retirement or other voluntary termination of employment with the Company's consent. A certificate evidencing an acquiring Employee's Bonus Shares shall be issued in the name of the Employee as soon as practicable after payment for the Shares, and upon the issuance of such certificate the Employee shall have all the rights of a record holder of the Shares evidenced thereby, including dividend and voting rights, subject to the transfer restrictions herein contemplated. However, in order to enforce such transfer restrictions the Company shall retain and hold the certificate originally issued to evidence an Employee's Bonus Shares for so long as such restrictions continue in effect and may place a legend noting such restrictions upon the certificate. As soon as practicable following the lapse of such restrictions, a certificate evidencing the Bonus Shares, free of any legend concerning such restrictions, shall be delivered to the Employee or, in the case of death of the Employee, his or her personal representative or estate executor.

      6.7 Election as Consent. Delivery of an Employee's election to acquire Bonus Shares shall constitute the irrevocable consent of the Employee to the transfer restrictions contemplated by the Plan upon all Bonus Shares acquired pursuant to such election and to possession by the Company of the certificate evidencing such Bonus Shares pending the lapse of such transfer restrictions.

      6.8 Bonus Options. Whenever an eligible Employee acquires Bonus Shares as hereinabove contemplated, the Employee also automatically shall be granted a Bonus Option. Such Bonus Option shall be a Nonqualified Stock Option, shall cover twice the number of Shares acquired as Bonus Shares, shall have a per Share exercise price equal to the Fair Market Value of a Share on the Employee's election date concerning the Bonus Shares, shall first become exercisable with respect to 25% of the total number of Shares subject to the Option (but in any event only for whole Shares) on the first through fourth anniversaries of such election date, and (if not sooner exercised, terminated, canceled, or forfeited as elsewhere provided in the Plan) shall expire on the tenth anniversary of such date. To the extent otherwise exercisable, the Bonus Option shall be exercisable, in whole or in part, by delivery to the Secretary of the Company (or such other corporate officer as the Committee may have specified) of a written notice of exercise identifying the Bonus Option being exercised and the number of Shares to be acquired and otherwise in such form as the Committee shall have prescribed, accompanied by cash payment in full of the aggregate exercise price for the Shares to be acquired. The effect of termination of the grantee's employment upon the Bonus Option and the effect upon such Option of exercise of any SARs granted by the Committee in tandem with the Option shall be the same as hereinafter provided concerning a NQSO granted under the Discretionary Program. The Bonus Option also shall be subject to all other provisions of the Plan generally applicable to NQSOs, as well as to any such additional terms and conditions not inconsistent with the Plan as the Committee may specify.

Section 7 -- Discretionary Program Awards

      7.1 General Operation of the Discretionary Program. Subject only to the express terms and limitations of the Plan, Discretionary Options (which may be either ISOs or NQSOs), Stock Appreciation Rights, Restricted Shares, and Performance Shares may be granted by the Committee to such eligible Employees, at such times, in such amounts, and on such terms as the Committee in its discretion may determine.

      7.2 Discretionary Options.

            7.2.1 Option Type. The Committee shall specify at the time of grant of any Discretionary Option whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option, and the agreement evidencing such Option shall designate the Option accordingly. The terms and conditions of any Discretionary Option intended as an ISO shall be such as are determined by the Committee, after consultation with Company counsel, to be necessary, appropriate, or advisable in order to cause such Option at the time of grant to satisfy all then-applicable requirements for incentive stock options under the Code and regulations thereunder. However, should any Discretionary Option intended to be an ISO nevertheless fail in whole or in part to qualify as an incentive stock option under the Code, whether at time of grant or subsequently, such failure to qualify shall not invalidate the Option, and instead the disqualified portion (or, if necessary, the entire Option) shall be deemed to have been granted as a Nonqualified Stock Option irrespective of the manner in which it has been designated in the related option agreement.

            7.2.2 Number of Shares and Exercise Price. Subject to the requirements of Section 7.2.1 concerning ISOs and the limitations on available Shares set forth in Section 5, the number of Shares subject to any Discretionary Option and the exercise price per Share shall be as determined by the Committee in its discretion at the time the Option is granted; provided, however, that the per Share exercise price of any Discretionary Option may be no less than the Fair Market Value of a Share at the date of grant.

            7.2.3 Exercisability and Expiration Date. Except to the extent that a different exercisability schedule may have been established by the Committee with respect to a given Discretionary Option, each Discretionary Option shall first become exercisable with respect to 25% of the total number of Shares subject to such Option (but in any event only for whole Shares) on the first through fourth anniversaries of the date the Option is granted. Subject to the requirements of Section 7.2.1 concerning ISOs, unless a longer or shorter expiration date shall have been established by the Committee with respect to a given Discretionary Option, the latest possible date on which any Discretionary Option may be exercised shall be the tenth anniversary of its date of grant.

            7.2.4 Exercise Procedures and Payment. To the extent a Discretionary Option is otherwise exercisable, the holder may exercise the Option, in whole or in part, by complying with such procedures for exercise prescribed by the Committee as are then in effect and tendering payment in full of the aggregate exercise price for the number of Shares in respect of which the Option is then being exercised. With respect to any given Discretionary Option, the Committee in its discretion may permit some or all of such exercise price to be paid by delivery of Shares owned by the option holder (in which case each Share delivered shall be valued at its Fair Market Value at date of delivery) or by withholding of some of the Shares for which the Option is being exercised (in which case each Share shall be valued at its Fair Market Value at date of exercise); however, except to the extent so permitted by the Committee, the aggregate exercise price for Shares to be acquired by exercise of any Discretionary Option shall be payable in full in cash.

            7.2.5 Effect of Employment Termination.

                  (a) Nonqualified Stock Options. If the grantee of a
            Nonqualified Stock Option ceases to be an Employee due to death, Disability, or retirement, the NQSO shall continue to be exercisable to the extent that it was exercisable immediately prior to such termination until the earlier of: (i) its expiration date and (ii) the date specified for the relevant type of employment termination in the agreement evidencing the NQSO (or, if no such date is specified, the first anniversary of the grantee's employment termination). If the grantee of a Nonqualified Stock Option ceases to be an Employee due to voluntary termination (other than by retirement) with the Company's consent, the NQSO shall continue to be exercisable to the extent that it was exercisable immediately prior to such termination until the earlier of: (i) its expiration date and (ii) the 30th day after the grantee's employment termination date or such later date (not later than the first anniversary of employment termination) as the Committee in its discretion may permit. The Committee in its discretion also may allow a post-termination exercise period for any then outstanding and exercisable NQSO if the grantee ceases to be an Employee for some other reason, as long as such exercise period does not extend beyond the time that would have applied had the grantee's employment terminated by Death. However, in the absence of any such Committee allowance, if the grantee of Nonqualified Stock Option ceases to be an Employee for any reason other than one set forth in the first or second sentence of this Section 7.2.5, the Option shall be canceled in its entirety. Regardless of the reason that a grantee of a NQSO ceases to be an Employee, such termination of employment shall operate to cancel the NQSO to the extent that it was not exercisable prior to such termination.

                  (b) Incentive Stock Options. Except to the extent the Code requires a longer or shorter post-termination exercise period in any circumstances, an Employee's termination of employment shall have the same effect upon any outstanding ISOs of the terminated Employee as would apply if such Options had been NQSOs. If, due to Code requirements, the holder of such an ISO would have a longer post-termination exercise period had the Option been a NQSO, the Committee in its discretion may extend the post-termination exercise period to such longer period, provided that, before expiration of the shorter exercise period otherwise applicable, the holder requests such extension and provides the Company with documentation acceptable to the Committee concerning the holder's understanding of the tax consequences of such extension.

      7.3 Stock Appreciation Rights

            7.3.1 SAR Types and Number of SARs. Stock Appreciation Rights may be granted by the Committee on a stand-alone basis and also may be granted in tandem with any Option, whether at the time the Option is granted or at any time thereafter while the Option is still outstanding and the grantee is still eligible to receive Awards. In either case, the number of SARs granted shall be at the discretion of the Committee, except that the number of SARs granted in tandem with an Option shall not exceed the number of Shares then subject to the Option.

            7.3.2 Grant Price. Except to the extent that a higher price is specified by the Committee with respect to a given award of SARs, the grant price of each SAR granted shall be the Fair Market Value of a Share as of the grant date.

            7.3.3 Exercisability, Expiration Dates, and Consequences of Employment Termination. The earliest and latest time at which any SAR granted shall be exercisable shall be as determined by the Committee, except that: (i) no SAR granted to a Section 16 Reporting Person shall be exercisable sooner than six months after its grant date, and (ii) unless further limited by the Committee, SARs granted in tandem with an Option shall be exercisable only if and to the extent that the related Option is exercisable. Exercise of any tandem SARs shall terminate the related Option with respect to that number of Shares which equals the number of SARs being exercised, and exercise of the Option shall terminate that number of SARs which equals the number of Shares for which the Option is being exercised. If a grantee of SARs ceases to be an Employee while any of the SARs remain outstanding, the consequences shall be the same as if the SARs were Shares subject to a Nonqualified Stock Option held by the grantee.

            7.3.4 Exercise Procedures and Settlement Elections. Exercisable SARs may be exercised at any time in accordance with such exercise procedures prescribed by the Committee as are then in effect. Subject to the Plan's limitations on available Shares and except to the extent further restricted by the Committee in connection with any given award of SARs, at or prior to the exercise of SARs, the holder may elect to have the exercised SARs settled: (i) entirely in cash, (ii) to the extent possible, in whole Shares and the balance in cash, or (iii) partially in cash in an amount specified by the holder and the balance in whole Shares plus cash in lieu of any fractional Share. If such an election is not permitted by the Committee or if no election is made, the SARs shall be settled in any of the foregoing manners, as the Committee shall determine. For purposes of settlement, Shares shall be valued at their Fair Market Value as of the settlement date.

      7.4 Restricted Shares

            7.4.1 Restriction Period. In connection with any award of Restricted Shares, the Committee shall establish a restriction period, during which the Shares are to be subject to the transfer restrictions specified in Section 8.2. The restriction period shall be of at least 36 months, commencing as of the grant date.

            7.4.2 Vesting and Forfeiture. If an Employee who is granted an award of Restricted Shares remains an Employee throughout the applicable restriction period, the entire award shall be fully vested and the Restricted Shares so awarded no longer shall be subject to forfeiture as of the end of the restriction period. If an Employee granted an award of Restricted Shares ceases to be an Employee at any time during the applicable restriction period due to death or Disability, that percentage (in whole Shares) of the total number of Restricted Shares awarded which equals the percentage of the entire restriction period by then elapsed shall become vested and nonforfeitable, and the remainder of such award shall be forfeited, unless the Committee determines to waive such forfeiture. If the grantee of an award of Restricted Shares otherwise ceases to be an Employee during the applicable restriction period, all of the Shares shall be forfeited, except that, if the Committee determines that such waiver is in the Company's best interests, the Committee may waive forfeiture and thereby vest a portion of the Shares (but in no event more than automatically would have vested if the grantee had died).

            7.4.3 Other Matters. A certificate evidencing Restricted Shares granted to an Employee shall be issued in the name of the grantee as promptly as practicable after grant, and upon issuance of the certificate the grantee shall have all of the rights of a record holder of the Shares evidenced thereby, including dividend and voting rights, subject to the aforementioned transfer restrictions and the other applicable provisions of the Plan. Such certificate shall be appropriately legended and shall be held by the Company, and any and all non-cash dividends or other distributions upon the Restricted Shares so evidenced also shall be retained and held by the Company, pending vesting or forfeiture of such Restricted Shares. Such retained non-cash dividends and other distributions upon a Restricted Share thereafter shall be vested or forfeited, as the case may be, upon the vesting or forfeiture of such Restricted Share and, in the case of non-cash dividends and other distributions which vest, shall be distributed to the grantee (or his or her successor in interest), together with a certificate evidencing the Share, free of restrictive legend, as promptly as practicable after the vesting date.

      7.5 Performance Shares

            7.5.1 Performance Period and Goals. In connection with any award of Performance Shares, the Committee shall establish a performance period, during which the Shares are to be subject to the transfer restrictions set forth in Section 8.2, and the Committee also shall establish one or more performance goals for the performance period and, if more than one goal is established, the weight to be given to each such goal. The performance period for each award of Performance Shares shall be at least one year, commencing as of the first day of the Company fiscal year in which such Award is granted, if it is granted during the first fiscal quarter of that year, and otherwise commencing as of the date of grant. Performance goals may relate to financial or other business objectives of the Company, the Affiliated Entity which employs the grantee, or the business unit to which the grantee is assigned, or may be individualized based on particular responsibilities and potential contributions to the Company of the grantee, as the Committee may determine. Performance goals initially established with respect to an award of Performance Shares may be modified and adjusted by the Committee during the applicable performance period, as and when the Committee deems appropriate in light of previously unforeseen transactions, events, or circumstances occurring or first coming to the attention of the Committee after the initial goals were established.

            7.5.2 Vesting and Forfeiture. As soon as practicable following the end of the performance period for an award of Performance Shares, the Committee shall determine the extent to which the performance goals for that award were attained. If the Committee determines that the performance goals have been fully attained and if the grantee has remained an Employee throughout the performance period, all Shares subject to the award shall, upon such determination, be fully vested and no longer subject to forfeiture. If the grantee has remained an Employee throughout the applicable performance period but the Committee determines that the performance goals were only partially met, or were not met, the Committee nevertheless may determine to permit vesting of all or a portion of the award, whereupon the number of Shares so determined by the Committee shall be vested and nonforfeitable but all other Shares subject to the award shall be forfeited. If an Employee granted an award of Performance Shares ceases to be an Employee at any time before the end of the applicable performance period, the consequences thereof shall be the same as if the Performance Shares awarded had been Restricted Shares and the performance period a restriction period.

            7.5.3 Other Matters. The provisions of Section 7.4.3 concerning Share certificates, concerning retention of non-cash dividends and other distributions upon Shares, and concerning subsequent vesting and distribution, or forfeiture, of such non-cash dividends and other distributions also shall apply to Performance Shares.

Section 8 -- Certain Provisions Generally Applicable to Awards

      8.1 Award Agreements. Each Bonus Option and each Award under the Discretionary Program shall be evidenced by a written agreement setting forth (including, to the extent appropriate, by incorporating applicable provisions of the Plan) the type, amount, and other terms and conditions of such Award, including, in addition to such terms and conditions as are expressly required to be determined by the Committee, all such other terms and conditions not inconsistent with the Plan as the Committee, in its discretion, shall have specified with respect to such Award. Each such agreement also shall specify that, in the event of any inconsistency between the terms of such agreement and the Plan, the terms of the Plan shall govern.

      8.2 Transfer Restrictions. No Option or SAR, no unvested Restricted Shares or Performance Shares, and none of the rights or privileges conferred by any such Award may be sold, assigned, pledged, hypothecated, or otherwise transferred in any manner whatsoever, whether voluntarily, by operation of law or otherwise, except pursuant to the laws of descent and distribution or by will, and any attempt to do any of the foregoing thereby contrary to the provisions of the Plan shall be void and unenforceable against the Company.

      8.3 Exercise Limitation. During the lifetime of the grantee of an Option or an award of SARs, such Award may be exercised only by the grantee.

      8.4 Overriding Precondition; Potential Forfeiture. It shall be an overriding precondition to the vesting of Restricted Shares and Performance Shares and to the exercisability of each Option and award of SARs: (i) that the grantee of such Award not engage in any activity that, in the opinion of the Committee, is in competition with any activity of the Company or any Affiliated Entity or is otherwise inimical to the best interests of the Company (except that employment with any entity at the request of the Company and employment that has been specifically approved by the Committee shall not be considered an activity in competition with or, in itself, otherwise inimical to the Company or any Affiliated Entity) and (ii) that the grantee furnish the Committee with all such information concerning satisfaction of the foregoing condition as the Committee shall reasonably request. If the Committee makes a determination that a grantee, whether while still an Employee or afterward, has engaged in any such competitive or otherwise inimical activity, such determination shall operate to immediately cancel all then outstanding Options and SARs and as an immediate forfeiture of all then unvested Restricted Shares and Performance Shares theretofore granted to the grantee.

      8.5 Acceleration of Exercisability and Vesting. Anything in the Plan to the contrary notwithstanding, the Committee shall have the authority at any time to accelerate the exercisability of then outstanding but unexercisable Options or SARs, lift any transfer restrictions then applicable to Bonus Shares, and accelerate the vesting of any then unvested Restricted Shares or Performance Shares, if and to the extent that the Committee, in its judgment, shall have determined that, in light of circumstances then prevailing, such actions are necessary or advisable in order to afford the holders of such Awards the benefits intended by the Plan.

      8.6 Tax Withholding. The Company shall have the right to withhold or require the grantee or other holder of any Award to pay to the Company the full extent of any amounts required to be withheld by the Company in connection with the grant, exercise, vesting, or settlement of such Award, and any such required payment relating to the exercise of an Option or award of SARs shall be shall be a condition precedent to settlement of such Award. The Committee may permit grantees or other holders of Awards to request or to elect to satisfy such withholding by tendering to the Company other Shares owned by such grantee or holder (including Bonus Shares, vested Restricted Shares, vested Performance Shares, and Shares received in settlement of an Option or SARs) in which case such Shares shall be valued at their Fair Market Value at the tender date. If the Committee determines to grant the right to request or make any such election to a grantee or holder, the Committee may condition, limit, or qualify such right in any manner it deems appropriate.

      8.7 Registration and Listing Preconditions. If at any time the Board shall determine that the listing, registration, or qualification of any Shares upon any national securities exchange or under any Federal, state, local, or foreign law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or delivery of Shares pursuant to the Plan, then, notwithstanding any other provision of the Plan to the contrary, no Shares shall be issued or delivered unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

      8.8 Shareholder Status. Neither the grantee of an Award, nor any other person to whom the Award or the grantee's rights thereunder may pass, shall be, or have any rights or privileges of, a holder of Shares in respect of any Shares constituting an Award or to be issued or delivered in settlement of an Award, unless and until certificates representing such Shares have been issued in the name of such grantee or other person.

      8.9 No Change in Employment Status. Neither the establishment of the Plan, the eligibility of any Employee to be granted Awards, the grant of any Award to an Employee, nor any other provisions of the Plan or any Award is intended or shall be construed as conferring upon any Employee the right to continue in the employment of the Company or any Affiliated Entity or affect any right of the Company or an Affiliated Entity to terminate such Employee's employment.

Section 9 -- Adjustments

      In the event of any dividend or other distribution (whether in cash, Shares, other securities, or other property), stock split, reverse stock split, recapitalization, reorganization, split-up, spin-off, merger, consolidation, share exchange, rights offering, or other change in the capital or corporate structure of the Company affecting the Shares, there shall be made such adjustment or adjustments (if any) in the number and kind of Shares which thereafter may be the subject of Awards, the numbers and type of Shares subject to outstanding Options and the per Share exercise prices thereof, the numbers of SARs comprising outstanding awards of SARs and the grant prices thereof, and the numbers and type of Shares which electing Employees may receive as Bonus Shares, as the Committee (or the Board acting upon the Committee's recommendation) determines to be appropriate in light of such event in order to continue to make available the benefits intended by the Plan and outstanding Awards; provided, that any adjustments relating to outstanding ISOs shall not adversely affect their status as incentive stock options under the Code unless the holders of such Awards consent thereto and that in no event shall any adjustment require the issuance or delivery of any fractional Share. Without limiting the preceding sentence in any respect, in the event of any merger, consolidation, or combination of the Company with or into another corporation (other than a merger, consolidation, or combination in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding Company stock), the Board prior thereto may in its discretion provide that each holder of an Option shall have the right thereafter and during the term of such Option to receive upon exercise of such Option, or any portion thereof, for each Share as to which the option shall be exercised, the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property, or any combination thereof, which would have been received upon such merger, consolidation, or combination by a party holding one Share immediately prior to such merger, consolidation, or combination. In the event of a merger, consolidation, or combination in which the consideration issued with respect to Shares is a combination of different types of property, the Board may designate the property or combination of property to be received upon the exercise of each such outstanding Option.

Section 10 -- Other Matters

      10.1 Effectiveness and Duration. The Plan has been adopted by the Board subject to shareholder approval at the Company's 1996 annual meeting of shareholders. Awards under the Discretionary Program may be granted prior to such meeting, but any and all such Awards also shall be subject to shareholder approval at such meeting, shall be deemed to be granted only if and when such approval is obtained, and shall be of no effect unless such approval is obtained. Upon approval by the Company's shareholders, the Plan shall become effective and thereafter shall continue in effect until terminated by the Board; provided, however, that, unless subsequently permitted by the Code and regulations thereunder applicable to incentive stock options, in no event shall any ISO be granted later than January 24, 2006.

      10.2 Amendments. The Board may at any time or from time to time amend, modify, suspend, or terminate the Plan, with or without shareholder approval, except that: (i) no amendment or modification of the Plan shall be effective without shareholder approval at any time at which such approval is required by applicable rules of any securities exchange (including the NASDAQ National Market) on which the Shares are then principally traded, by the Code and regulations thereunder applicable to incentive stock options, or by Rule 16b-3; and (ii) none of the foregoing actions by the Board shall adversely affect any then outstanding Award without the holder's consent.

      10.3 Applicable Law. The Plan and all actions taken under it shall be governed by the internal laws of the State of Michigan.

                                                                     Appendix B

                                  NEWCOR, INC.
                 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

Section 1 -- Purposes

      The purposes of this 1996 Non-Employee Directors Stock Option Plan are to assist the Company in attracting and retaining individuals of exceptional ability to serve as its directors and to more closely align their interests with those of the Company's shareholders, through the periodic grant of options to purchase Shares.

Section 2 -- Certain Definitions

      The following terms have the following respective meanings under the
Plan:

      "Affiliated Entity" means any corporation, partnership, or other business enterprise in which the Company directly or indirectly has a significant equity interest under generally accepted accounting principles.

      "Board" means the Board of Directors of the Company.

      "Change in Control" has the meaning given in Section 6 hereof.

      "Company" means Newcor, Inc.

      "Fair Market Value" means, for any given date: (i) if the Shares are then listed for trading on one or more national securities exchanges (including for this purpose the NASDAQ "National Market"), the average of the high and low sale prices for a Share on the principal such exchange on the date in question (or, if no Share traded on such exchange on such date, the next preceding date on which such trading occurred); (ii) if (i) is then inapplicable but bid and asked prices for Shares are quoted through NASDAQ, the average of the highest bid and lowest asked prices so quoted for a Share on the date in question (or, if no prices for Shares were quoted on that date, the next preceding date on which they were quoted); and (iii) if both (i) and (ii) are inapplicable, the fair market value of a Share on the date in question as determined in good faith by the Board.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

      "Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliated Entity.

      "Option" means an option to purchase Shares granted under the Plan.

      "Plan" means this 1996 Non-Employee Director Stock Option Plan.

      "Rule 16b-3" means Securities and Exchange Commission Rule 16b-3 (or any successor rule or regulation), as in effect and applicable to the Company at a given time.

      "Shares" means shares of the Company's common stock, par value $1.00 per share, or such other securities or other property as may become subject to an Option pursuant to an adjustment made under Section 7 hereof.

Section 3 -- Administration

      3.1 The Plan shall be administered by the Board, which shall have full power and authority to prescribe and amend the forms of option agreements, notices, and all other documents or instruments required under or determined by the Board to be advisable with respect to the Plan, to establish, revise, suspend, and waive such rules and procedures and appoint such agents as it deems appropriate for the administration or operation of the Plan, to construe and interpret the Plan, any option agreement, and any other instrument or document relating to the Plan or any Option, to decide any question and settle any dispute which may arise in connection with the Plan or any Option, and to make any other determination and take any other action that the Board deems necessary or desirable for the administration or operation of the Plan. All interpretations, determinations, or other decisions of the Board concerning the Plan or any Option shall be conclusive and binding upon all interested parties.

      3.2 Notwithstanding the foregoing or any other provision of the Plan to the contrary, however, it being the intention that all Options shall satisfy all then applicable criteria for "formula awards" under Rule 16b-3, the Board shall have no authority or discretion at any time to make any determination or take any other action which would cause any Option then outstanding or which thereafter may be granted to fail to meet such criteria.

Section 4 -- Eligibility

      The only persons who shall be granted Options are those individuals who at time of grant are Non-Employee Directors.

Section 5 -- Available Shares

      Subject to adjustment as provided in Section 7, the aggregate maximum number of Shares available for settlement of Options is 100,000, and the maximum number of Shares available for settlement of Options granted to any given individual is 10,000, which Shares may be either authorized and issued Shares acquired by the Company and held in its treasury ("treasury shares") or authorized and unissued Shares. There shall be reserved at all times for issuance under the Plan a number of Shares equal to the aggregate maximum number of Shares that may be issued in settlement of Options then outstanding and which thereafter may be granted under the Plan, less the number of treasury shares then reserved for Options. If an Option terminates or expires for any reason without having been exercised in full, the Shares subject to the Option immediately prior to such expiration or termination shall again become available for grants under the Plan.

Section 5 -- Option Terms

      5.1 Subject to prior approval of the Plan by the Company's shareholders, at the adjournment of each organizational meeting of the Board following an annual meeting of the shareholders, each individual then serving as a Non-Employee Director automatically shall receive and be granted an Option to purchase 1,000 Shares or, if less, the maximum number of Shares then permitted to be granted to such Non-Employee Director under the terms of the Plan. If the aggregate maximum number of Shares then available for Options is insufficient for grants as contemplated in the preceding sentence, then no Options shall be granted.

      5.2 Each Option shall be evidenced by a written option agreement in form approved by the Board, which agreement shall identify the Option as one granted under the Plan, the name of the grantee, and the date of grant; provide that, in the event of any inconsistency between the Plan and the agreement, the terms of the Plan shall govern; and set forth the number of Shares subject to the Option, the exercise price per Share (which shall be the Fair Market Value of a Share on the grant date), and, either expressly or by reference to the Plan, the other terms and conditions of the Option.

      5.3 Except as otherwise provided under Section 6, each Option shall first become exercisable with respect to 25% of the total number of Shares subject to the Option (but in any event only for whole Shares) on the first through fourth anniversaries of its date of grant and, to the extent that the Option was not then exercisable, shall terminate at the time the grantee ceases to be a director of the Company. Each Option shall terminate in its entirety at the earlier of (i) the first anniversay of the date on which the grantee ceased to be a Company director and (ii) the expiration date of the Option. To the extent not theretofore exercised or terminated, each Option shall expire on the tenth anniversary of its date of grant. Each Option shall be non-transferable except by will or the laws of descent and distribution, and during the lifetime of the grantee may be exercised only by the grantee.

      5.4 To the extent then exercisable, an Option may be exercised, in whole or in part, by delivery to the Secretary of the Company (or any of such other Company officers or employees as the Board from time to time may designate) of a written notice of exercise in form acceptable to the Board and payment in full in cash of the aggregate exercise price for the number of shares for which the Option is being exercised.

Section 6 -- Effect of Change in Control

      In the event of a Change in Control of the Company, all then outstanding Options, including all theretofore unexercisable portions thereof, shall be deemed to have become fully exercisable immediately prior to such Change in Control. For purposes of the Plan, "Change in Control" means a change in control of the Company (or similar event) that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, as said Item 6(e) is in effect on the date on which the Plan becomes effective (the "effective date") or, if said Item 6(e) is no longer in effect, under any regulations issued by the Securities and Exchange Commission pursuant to the Exchange Act or other legislation enacted by Congress (together with regulations promulgated thereunder) which serve similar purposes. Without limitation of the foregoing, a Change in Control shall be deemed to have occurred if and when: (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act on the effective date) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities ordinarily having the right to vote for the election of directors of the Company, (ii) the Company shall have merged or consolidated with another corporation and as a result of such merger or consolidation less than 70% of the outstanding securities ordinarily having the right to vote for the election of directors of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company immediately prior to such merger or consolidation, (iii) the Company shall have sold or otherwise disposed of, or agreed to sell or otherwise dispose of, to a person (as hereinabove defined) in a single transaction or more than one person in a series of related transactions assets of the Company constituting all or a major portion of the assets of a business segment of the Company, or (iv) individuals who are members of the Board immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following such meeting.

Section 7 -- Adjustments

      In the event of any dividend or other distribution (whether in cash, Shares, other securities, or other property), stock split, reverse stock split, recapitalization, reorganization, split-up, spin-off, merger, consolidation, share exchange, rights offering, or other change in the capital or corporate structure of the Company affecting the Shares, there shall be made such adjustment or adjustments (if any) in the number and type of Shares which thereafter may be made subject to Options and in the numbers and type of Shares subject to outstanding Options and the per Share exercise prices thereof as the Board determines to be appropriate in light of such event in order to continue to make available the benefits intended by the Plan and outstanding Options; provided, that in no event shall any adjustment require the issuance or delivery of any fractional Share. Without limiting the preceding sentence in any respect, in the event of any merger, consolidation, or combination of the Company with or into another corporation (other than a merger, consolidation, or combination in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding Shares or other Company securities), the Board prior thereto may provide that each holder of an Option shall have the right thereafter and during the term of such Option to receive upon exercise of such Option, or any portion thereof, for each Share as to which the Option shall be exercised, the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property, or any combination thereof, which would have been received upon such merger, consolidation, or combination by a party holding one Share immediately prior to such merger, consolidation, or combination. In the event of a merger, consolidation, or combination in which the consideration issued with respect to Shares is a combination of different types of property, the Board may designate the property or combination of property to be received upon the exercise of each such outstanding Option.

Section 8 -- Miscellaneous

      8.1 The Board may at any time and from time to time amend, modify, suspend, or terminate the Plan, with or without the approval of shareholders of the Company, except that: (i) no amendment or modification of the Plan shall be effective without shareholder approval at any time at which such approval is required, either by the applicable rules of any securities exchange (including the NASDAQ National Market) on which Company stock is then principally traded, or by Rule 16b-3; (ii) none of the foregoing actions by the Board shall adversely affect any then outstanding Option without the holder's consent; and
(iii) for so long as may be necessary in order for the Plan to satisfy Rule 16b-3 requirements for "formula plans," the eligibility provisions of the Plan and those Plan provisions concerning the number of Shares to be covered by an Option, the exercise prices of Options, or the times at which Options shall be granted may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

      8.2 The Plan has been adopted by the Board subject to shareholder approval and shall become effective when, and only when, such approval is obtained.

      8.3 If at any time the Board shall determine that the listing, registration, or qualification of any Shares upon any national securities exchange or under any Federal, state, local, or foreign law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or delivery of Shares pursuant to the Plan, then, notwithstanding any other provision of the Plan to the contrary, no Shares shall be issued or delivered unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

      8.4 Neither the grantee of an Option, nor any other person to whom the Option or the grantee's rights thereunder may pass, shall be, or have any rights or privileges of, a holder of Shares in respect of any Shares subject to such Option, unless and until it has been duly exercised and certificates representing such Shares have been issued in the name of such grantee or other person.

      8.5 The Company shall have the right to require the holder of an Option to make payments in cash upon the exercise of the Option, in connection with any obligation of the Company to withhold taxes upon such exercise. Any such required payment shall be a condition precedent to settlement of such Option.

      8.6 The Plan and all actions taken under it shall be governed by the internal laws of the State of Michigan.
[Form of Proxy--Side 1--------------------------------------------------------]

PROXY

                                 NEWCOR, INC.
                Annual Meeting of Shareholders of Newcor, Inc.

         This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints WILLIAM A. LAWSON and W. JOHN WEINHARDT as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Newcor, Inc. which the undersigned has power to vote, at the Annual Meeting of Shareholders to be held March 6, 1996 and any adjournment thereof (the "Annual Meeting").

                 (continued, and to be signed on other side)

[Form of Proxy--Side 2--------------------------------------------------------]

     This Proxy when properly executed will be voted in the manner directed. If no direction is made, this Proxy will be voted FOR the election as Directors of the nominees listed below, FOR proposals 2 and 3, and in the discretion of the Proxies upon such other business as may properly come before the Annual Meeting.

                                                 Please mark your vote as [X]
                                                 indicated in this example

1. Election of Directors Duly Nominated:

             F.L. Klapperich,   W.A. Lawson,   W.J. Weinhardt

                      FOR                 WITHHOLD AUTHORITY
              all nominees listed           to vote for all
             above except as marked         nominees listed
                to the contrary.                 above.
                      [ ]                         [ ]

   (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

   ___________________________________________________________________________

2. Approve the Company's 1996 Employee Incentive Stock Plan

                        FOR    AGAINST    ABSTAIN
                        [ ]      [ ]        [ ]

3. Approve the Company's 1996 Non-Employee Directors Stock Option Plan

                        FOR    AGAINST    ABSTAIN
                        [ ]      [ ]        [ ]

4. In the discretion of the Proxies upon such other business as may properly come before the Annual Meeting.

                                          The undersigned acknowledges receipt
                                          of the Notice and Proxy Statement
                                          dated February 5, 1996 and hereby
                                          revokes all Proxies heretofore given
                                          to vote at said meeting and any
                                          adjournments.

                                          Please mark, sign, date and return
                                          Proxy Card promptly using the
                                          enclosed envelope.


                            Signature ________________________________________

            Signature if held jointly ________________________________________

                                 Date ____________________

NOTE: Please sign exactly as name appears hereon. Executors, administrators, trustee, partner, etc. should give full title as such. If a corporate shareholder, please give full corporate name and signature of duly authorized officer.